UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2021

Date of reporting period: July 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Annual Report

iShares U.S. ETF Trust

•	iShares Evolved U.S. Consumer Staples ETF | IECS | Cboe BZX
•	iShares Evolved U.S. Discretionary Spending ETF | IEDI | Cboe BZX
•	iShares Evolved U.S. Financials ETF | IEFN | Cboe BZX
•	iShares Evolved U.S. Healthcare Staples ETF | IEHS | Cboe BZX
•	iShares Evolved U.S. Innovative Healthcare ETF | IEIH | Cboe BZX
•	iShares Evolved U.S. Media and Entertainment ETF | IEME | Cboe BZX
•	iShares Evolved U.S. Technology ETF | IETC | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of July 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares U.S. ETF Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended July 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 38.73%. Stocks continued to recover from the initial impact of the coronavirus pandemic, ending the reporting period near all-time highs. Supportive fiscal and monetary stimulus in combination with the development and distribution of effective coronavirus vaccines fueled economic recovery and drove strong stock market gains.

Two fiscal stimulus bills passed by Congress in December 2020 and in March 2021 provided significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered sharply, surpassing pre-pandemic levels by the end of the reporting period.

Action by the U.S. Federal Reserve (“the Fed”) also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy. However, the Fed announced late in the reporting period that it would begin reducing its portfolio of corporate debt, with plans to complete sales of its holdings by the end of 2021.

Development and distribution of coronavirus vaccines also boosted stocks. In November 2020, stocks rallied as several manufacturers announced that they had developed vaccines with high effectiveness rates. Widespread vaccine distribution got underway in 2021, and by the end of the reporting period more than 345 million vaccine doses were distributed in the U.S., and nearly 50% of the population was fully vaccinated. The ongoing vaccination program bolstered investors’ optimism that the economy could continue to grow as everyday life normalized.

The rebound in economic activity as pandemic-related restrictions eased and consumer spending increased led to strong economic growth during the reporting period. The U.S. economy grew at a record annualized pace of 33.8% in the third quarter of 2020, as activity rebounded from the pandemic-induced recession in the first half of 2020. Growth continued at a slower pace for the rest of the reporting period, finally surpassing pre-pandemic output levels in the second quarter of 2021.

Strong economic growth and rising consumer spending led to higher inflation, particularly in the second half of the reporting period. Investors’ inflation expectations increased significantly in early 2021, and year-over-year inflation reached 5.4% in June 2021, the highest level in more than 12 years. However, some analysts maintained that the rise in inflation was at least partially due to temporary disruptions in supply chains. The Fed stated in July 2021 that it believed inflation pressure was largely transitory and reaffirmed that it would allow inflation to run above its 2% goal for some time.

Despite substantial progress toward recovery, challenges remained. Although unemployment declined significantly during the reporting period, decreasing from 8.4% to 5.4%, the total number of employed workers remained well below pre-pandemic levels despite a rise in job openings. Furthermore, a rise in coronavirus cases near the end of the reporting period due to the more-contagious Delta variant raised concerns about the pace of economic recovery and led the U.S. to maintain certain travel restrictions.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Consumer Staples ETF

Investment Objective

The iShares Evolved U.S. Consumer Staples ETF (the “Fund”) seeks to provide access to U.S. companies with consumer staples exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	20.76%	12.27%	20.76%	47.61%
Fund Market	20.65	12.23	20.65	47.42
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,136.70	$0.95		$1,000.00	$1,023.90	$0.90		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Consumer Staples ETF

Portfolio Management Commentary

Consumer staples stocks rose during the reporting period as demand for essentials rose sharply during the coronavirus pandemic. Despite vaccine rollouts and record personal savings prompting a resurgence in nonessential spending during the second half of the reporting period, many consumer staples companies continued to benefit from uncertainties related to the COVID-19 delta variant. The tendency for consumer staples companies to be non-cyclical and offer reliable dividends, along with an increase in remote work, provided additional appeal for the sector.

Soda and beverage companies contributed the most to the Fund’s return, including Coca-Cola and PepsiCo, which rebounded with strong earnings and revenue growth. Sales of many carbonated beverages dropped significantly early in the reporting period, however new marketing strategies and e-commerce initiatives, along with restaurant re-openings helped the industry to recover from pandemic-related declines. While consumers’ shift away from traditional carbonated soft drinks began before the pandemic, expanded product offerings, including naturally flavored beverages and sparkling waters, helped companies pivot toward customers’ growing health and wellness preferences.

Consumer food companies, such as Mondelez International and Hershey Foods, also contributed to the Fund’s return, with both companies posting increased net revenues and improving operating incomes. Investors expected both companies to benefit from new product launches and consumers’ return to social gatherings.

Stocks of tobacco product manufacturers, including Altria and Philip Morris International, advanced as they announced strong quarterly earnings. Elevated stress levels related to the pandemic, coupled with working from home, which enabled more smoke breaks, drove an increase in tobacco usage. However, global cigarette use declined overall, prompting large tobacco manufacturers to invest in alternative products such as electronic cigarettes.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several consumer staples companies with similar businesses that have traditionally been categorized in other sectors. For example, the Fund held positions in Starbucks, McDonalds, and Chipotle Mexican Grill, which are typically classified as companies in the consumer discretionary sector. These global quick service restaurant companies rebounded quickly from losses related to pandemic restrictions, effectively utilizing their digital, drive-through, and take-out services.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Beverages	30.9%
Food	22.9
Retail	13.5
Agriculture	11.7
Cosmetics & Personal Care	10.2
Packaging & Containers	2.8
Pharmaceuticals	1.9
Real Estate Investment Trusts	1.8
Household Products & Wares	1.8
Chemicals	1.1
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Coca-Cola Co. (The)	11.8%
PepsiCo Inc.	10.6
Procter & Gamble Co. (The)	7.9
Philip Morris International Inc.	5.1
Starbucks Corp.	4.7
Mondelez International Inc., Class A	4.6
McDonald’s Corp.	4.6
Altria Group Inc.	4.0
General Mills Inc.	3.0
Monster Beverage Corp.	2.8

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Discretionary Spending ETF

Investment Objective

The iShares Evolved U.S. Discretionary Spending ETF (the “Fund”) seeks to provide access to U.S. companies with discretionary spending exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	33.32%	21.01%	33.32%	89.94%
Fund Market	33.33	21.00	33.33	89.89
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,151.50	$0.96		$1,000.00	$1,023.90	$0.90		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Discretionary Spending ETF

Portfolio Management Commentary

Stocks related to U.S. discretionary spending advanced strongly for the reporting period, as the rollout of COVID-19 vaccination programs and easing pandemic-related restrictions boosted consumer demand. U.S. consumer spending rose as government stimulus checks, higher wages, and record household savings motivated Americans to spend more on nonessential goods and services.

Home improvement stores such as Home Depot and Lowe’s advanced strongly, as the robust housing market and stay-at-home consumers tackling do-it-yourself projects drove sales higher. Home Depot and Lowe’s also benefited from improving their e-commerce platforms, contributing to higher sales to consumers impacted by pandemic-related restrictions.

In addition to strong online sales, big box merchandise stores such as Target increased sales as consumers sought a safer in-person shopping experience during the pandemic by frequenting one-stop destinations that offer a wider variety of goods. Target posted strong earnings growth during the reporting period and gained market share against competitors.

The restaurant industry also gained as stimulus checks and easing pandemic restrictions encouraged consumers to dine out, driving the stock price of chains such as McDonald’s and Starbucks to record highs during the reporting period. The shift toward online shopping benefited the retail shoe industry, most notably Nike, which posted robust revenue gains, boosted by its e-commerce division. Sales of Nike’s athleisure clothing lines grew with home-bound consumers seeking a more casual, comfortable wardrobe.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several companies with similar businesses that have traditionally been categorized in other sectors. For example, the Fund held positions in several warehouse general merchandise chains such as Costco and Walmart, which are generally classified as companies in the consumer staples sector. Sales surged for Costco as consumers stocked up on essential goods, such as toilet paper, cleaning supplies, and food, during the pandemic. This helped offset lost sales from Costco’s discretionary offerings such as travel services, the photo department, and its food court.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Retail	51.4%
Internet	20.5
Apparel	7.8
Computers	5.2
Cosmetics & Personal Care	4.3
Lodging	2.1
Commercial Services	1.5
Food	1.4
Other (each representing less than 1%)	5.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Amazon.com Inc.	16.4%
Home Depot Inc. (The)	7.7
Walmart Inc.	5.4
Apple Inc.	5.3
Costco Wholesale Corp.	5.0
Nike Inc., Class B	4.5
Target Corp.	3.8
Procter & Gamble Co. (The)	2.9
McDonald’s Corp.	2.8
Lowe’s Companies Inc.	2.8

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Financials ETF

Investment Objective

The iShares Evolved U.S. Financials ETF (the “Fund”) seeks to provide access to U.S. companies with financials exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	54.68%	9.14%	54.68%	34.22%
Fund Market	54.61	9.14	54.61	34.21
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,258.30	$1.06		$1,000.00	$1,023.90	$0.95		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Financials ETF

Portfolio Management Commentary

Financials stocks advanced for the reporting period amid improving economic growth, rising inflation, and higher long-term interest rates. The banking industry was the leading contributor to the Fund’s performance. Constrained net interest margins (the difference between what a bank pays its depositors and earns from lending) due to low interest rates, weak demand for loans, and rising provisions for credit losses related to the coronavirus pandemic weighed on bank stocks early in the reporting period. However, fiscal stimulus, infrastructure spending, rising long-term yields, and a recovery of a portion of provisions for pandemic-related loan losses amid lower-than-expected loan defaults drove a strong recovery in bank stocks.

Large banks contributed the most to the Fund’s performance. For example, Wells Fargo benefited from cost reductions, analyst upgrades, and oversight reforms after incurring large legal liabilities from a false-accounts scandal. The continued economic recovery, strong financial markets, and growth in quarterly revenue added to the positive environment for Wells Fargo. Smaller banks also contributed. Investor sentiment for Truist Financial rose in response to solid quarterly earnings, driven by a significant increase in fee income, particularly in the company’s insurance business.

Financial services companies contributed significantly to the Fund’s return, as strength in capital markets activity benefited companies such as Morgan Stanley and Goldman Sachs. Asset managers also contributed. For example, Blackstone Group benefited from strong quarterly earnings due to higher asset sales across its real estate, private equity, and credit businesses.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several financials companies with similar businesses that have traditionally been categorized in other sectors. Among these were several information technology companies, including Fidelity National Information Services, a provider of technology solutions for merchants, banks, and capital markets firms, and Mastercard, which provides credit card services to banks. Both companies benefited from continued growth in the adoption of digital financial services and e-commerce. The process also identified healthcare companies, such as UnitedHealth Group, which advanced due to strength in its healthcare data analytics services unit.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Banks	43.1%
Insurance	23.1
Diversified Financial Services	17.0
Commercial Services	4.7
Software	2.9
Health Care - Services	2.7
Pharmaceuticals	1.8
Savings & Loans	1.2
Private Equity	1.1
Other (each representing less than 1%)	2.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Wells Fargo & Co.	5.1%
Bank of America Corp.	4.8
JPMorgan Chase & Co.	4.5
Morgan Stanley	3.3
Goldman Sachs Group Inc. (The)	3.2
Citigroup Inc.	2.9
Berkshire Hathaway Inc., Class B	2.7
American Express Co.	2.2
Charles Schwab Corp. (The)	2.2
U.S. Bancorp	2.2

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Healthcare Staples ETF

Investment Objective

The iShares Evolved U.S. Healthcare Staples ETF (the “Fund”) seeks to provide access to U.S. companies with healthcare staples exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	31.06%	19.41%	31.06%	81.66%
Fund Market	31.05	19.42	31.05	81.70
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,146.30	$0.96		$1,000.00	$1,023.90	$0.90		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Healthcare Staples ETF

Portfolio Management Commentary

U.S. healthcare staples stocks advanced strongly for the reporting period, bolstered by anticipation that successful development and distribution of COVID-19 vaccines would drive resumption of elective medical procedures requiring instruments and devices. In this environment, initial public offerings and merger and acquisition activity of medical device companies rose, supported by low interest rates and optimism about a return to normal driven by vaccine distribution.

Healthcare equipment stocks contributed the most to the Fund’s return, reinforced by demand for testing and medical equipment used to treat coronavirus patients. For example, despite an overall decline in medical procedures during the pandemic, Medtronic gained due to strong demand for its minimally invasive technologies such as ventilators and pulse oximeters used to treat coronavirus patients. Similarly, Abbott Laboratories posted strong profit growth amid surging sales of coronavirus diagnostic tests to both healthcare providers and individuals. In addition, the company’s diverse revenue drivers, which include diabetes testing equipment and devices for treating heart defects, benefited from resumed demand after the pandemic’s restrictions were lifted.

Managed healthcare companies like UnitedHealth Group and Anthem also provided a tailwind to the fund’s return. Despite higher pandemic-related costs, managed care companies benefited from patients delaying medical treatment during the pandemic, which reduced expenses and led to substantive profit growth. Life sciences tools and services stocks also contributed to the fund’s performance. Thermo Fisher Scientific’s revenue growth was supported by strong sales of COVID-19 diagnostic tests and raw materials for vaccine production. In addition, the company provides specialty refrigeration for global vaccine distribution, which further bolstered its gains. Illumina, a maker of genetic sequencing and diagnostics technologies, advanced amid identification of a new COVID-19 variant through genetic sequencing and genomics.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activities. More specifically, the evolved investment process identified several companies with healthcare-related businesses in the healthcare real estate investment trust (“REIT”) industry. Senior care facilities like Welltower and Ventas advanced amid ongoing improvement in demand for senior care residences, declining COVID-19 infections, and high resident vaccination rates.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care - Products	49.7%
Health Care - Services	24.2
Pharmaceuticals	17.1
Biotechnology	4.3
Electronics	1.2
Real Estate Investment Trusts	1.1
Other (each representing less than 1%)	2.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

UnitedHealth Group Inc.	12.0%
Abbott Laboratories	7.9
Medtronic PLC	6.1
Thermo Fisher Scientific Inc.	4.7
Danaher Corp.	4.5
Johnson & Johnson	4.4
Intuitive Surgical Inc.	4.1
Stryker Corp.	3.2
CVS Health Corp.	2.7
Edwards Lifesciences Corp.	2.6

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Innovative Healthcare ETF

Investment Objective

The iShares Evolved U.S. Innovative Healthcare ETF (the “Fund”) seeks to provide access to U.S. companies with innovative healthcare exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	22.81%	14.15%	22.81%	56.10%
Fund Market	22.67	14.11	22.67	55.92
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,071.60	$0.92		$1,000.00	$1,023.90	$0.90		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Innovative Healthcare ETF

Portfolio Management Commentary

U.S. innovative healthcare stocks advanced during the reporting period in an environment that rewarded increased spending on research and development, cross-company collaboration, improved efficiency, and increased speed to market as companies raced to deliver COVID-19 treatments and vaccines. Biotechnology initial public offerings reached all-time highs and merger and acquisition activity remained brisk amid low interest rates as companies sought to diversify their product pipelines.

Biotechnology companies contributed the most to the Fund’s return. For example, Moderna, which was among the first COVID-19 vaccine developers to receive emergency use authorization (“EUA”) from the Food and Drug Administration (“FDA”) and other global healthcare agencies, drove the industry’s return. Expectations that studies of vaccine safety and effectiveness for children would yield positive results further bolstered the company’s gains. Expanded agreements to increase global vaccine supply also supported Moderna’s profit growth.

Outside of the COVID-19 space, companies manufacturing therapeutics for chronic conditions also bolstered performance of the biotechnology industry. AbbVie, which makes Botox and the psoriasis and rheumatoid arthritis treatment Humira, the world’s top selling drug, surpassed revenue and profit expectations as patients resumed office visits after the pandemic’s restrictions were lifted. Rare diseases and immunology company Alexion Pharmaceuticals also posted strong gains after an acquisition by multinational pharmaceuticals manufacturer AstraZeneca.

The pharmaceuticals industry contribution was also driven by positive developments in COVID-19 treatments and vaccines. For example, Eli Lilly received FDA EUA for its monoclonal antibody treatment. In addition, the company sought accelerated approval for a new Alzheimer’s drug and has a late-stage obesity and diabetes treatment in its pipeline. Johnson & Johnson’s and Pfizer’s contributions came from successful development of COVID-19 vaccines.

The Fund’s evolved investment process looks beyond traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. As of the end of the reporting period, the Fund’s portfolio consisted primarily of biotechnology and pharmaceuticals companies that emphasize innovation, but also included companies in diverse industries such as tools and services for life sciences and semiconductors. For example, Universal Display Corporation makes organic light emitting diodes that are used in medical imaging and diagnostics equipment.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Pharmaceuticals	49.6%
Biotechnology	44.5
Health Care - Products	3.7
Health Care - Services	2.0
Other (each representing less than 1%)	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Johnson & Johnson	9.8%
Moderna Inc.	7.8
Pfizer Inc.	6.4
Eli Lilly & Co.	6.1
AbbVie Inc.	5.8
Merck & Co. Inc.	5.7
Bristol-Myers Squibb Co.	4.7
Gilead Sciences Inc.	4.4
Amgen Inc.	4.1
Regeneron Pharmaceuticals Inc.	3.6

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Media and Entertainment ETF

Investment Objective

The iShares Evolved U.S. Media and Entertainment ETF (the “Fund”) seeks to provide access to U.S. companies with media and entertainment exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	43.02%	15.03%	43.02%	60.15%
Fund Market	42.78	14.98	42.78	59.94
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,076.20	$0.93		$1,000.00	$1,023.90	$0.90		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Media and Entertainment ETF

Portfolio Management Commentary

U.S. media and entertainment stocks advanced significantly during the reporting period amid a recovery in consumer spending. Demand for home-based entertainment products, such as streaming services and video games, remained high even as the economy continued to reopen. However, the reopening also strongly benefited companies offering in-person experiences, such as theme parks and live entertainment.

Broadcast media stocks contributed the most to the Fund’s performance, driven by increased subscribership for streaming services. Viacom CBS, a mass media company, posted strong earnings following an increase in subscriptions for its streaming services Paramount+, Showtime, and Pluto TV. Higher advertising and affiliate revenue further supported Viacom CBS’s earnings. Growth in usage of internet-based streaming services also helped cable providers such as Comcast. Internet subscriptions grew, as did subscribers to Comcast’s streaming service, Peacock, which was buoyed by interest in new media offerings and the summer Olympic games.

Entertainment media companies contributed significantly to the Fund’s return. A streaming and television interface company, Roku, increased revenues substantially, particularly licensing sales in its software and services division. Roku’s shift toward software and services, which has higher profit margins, sharply increased the company’s overall profitability. Entertainment conglomerate The Walt Disney Company was another notable contributor to the Fund’s return, supported by a marked increase in subscribers for its streaming services, which include Disney+, Hulu, and ESPN+. The return of in-person entertainment provided tailwinds for The Walt Disney Company’s theme park division, where revenues rebounded amid high demand for live entertainment experiences.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several media and entertainment companies with similar businesses that have traditionally been categorized in other sectors. For example, Hasbro Inc., a toy and game manufacturer in the consumer discretionary sector, contributed to the Fund’s return. The success of new television series such as Cruel Summer and The Rookie drove significant revenue increases for the company. Strong toy sales also boosted earnings, particularly toys related to recent Marvel shows and movies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Media	55.8%
Internet	20.0
Software	10.3
Entertainment	5.9
Toys, Games & Hobbies	2.7
Commercial Services	1.6
Real Estate Investment Trusts	1.0
Other (each representing less than 1%)	2.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Roku Inc.	5.4%
Walt Disney Co. (The)	5.1
Comcast Corp., Class A	5.1
ViacomCBS Inc., Class B	4.8
Charter Communications Inc., Class A	4.6
Fox Corp., Class A	4.4
Liberty Broadband Corp., Class C	4.4
Twitter Inc.	3.9
Netflix Inc.	3.8
Activision Blizzard Inc.	3.5

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	iShares® Evolved U.S. Technology ETF

Investment Objective

The iShares Evolved U.S. Technology ETF (the “Fund”) seeks to provide access to U.S. companies with technology exposure, as classified using a proprietary classification system. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	40.24%	28.92%	40.24%	135.03%
Fund Market	40.20	28.94	40.20	135.19
S&P Total Market IndexTM	38.93	17.52	38.93	71.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/21/18. The first day of secondary market trading was 3/23/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The S&P Total Market IndexTM is an unmanaged index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/21)	Ending Account Value (07/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,205.10	$0.98		$1,000.00	$1,023.90	$0.90		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2021 (continued)	iShares® Evolved U.S. Technology ETF

Portfolio Management Commentary

U.S. technology stocks advanced robustly during the reporting period as the coronavirus pandemic continued to accelerate technological trends. Software sales grew as cloud computing solutions supported working and schooling from home. Although government scrutiny increased over the power and reach of technology firms, makers of devices that improved connectivity during the pandemic advanced significantly. The increasing popularity of both online gaming and cryptocurrency also drove chipmakers higher.

The software industry contributed the most to the Fund’s return as people across the world adopted cloud-based work and school, while entertainment and networking from home also contributed. Microsoft Corporation drove contribution among software stocks, advancing due to sharply rising use of its “commercial cloud,” which includes both its Azure cloud infrastructure and online versions of its Office software. Users of Microsoft’s customer management suite Dynamics 365 soared, and its productivity (Teams), networking (LinkedIn) and personal computing (Windows OS and Xbox) units also advanced. Hardware technology companies also bolstered returns. Apple Inc. gained amid strong sales growth of iPhones as consumers in China and the U.S. increased spending on personal electronics. The company also launched AirTag to help customers keep track of keys and wallets and a podcast subscription service to expand and enhance its customer experience and build brand loyalty.

Semiconductors stocks were another source of strength, driven by higher demand for the chips used in both gaming and mining cryptocurrency. Nvidia built its market share amid industry-wide shortages by selling its chips to data centers that use them for speech and image recognition.

The Fund’s evolved investment process looks beyond the traditional sector definitions by applying machine learning and natural language processing to group individual companies with related business activity. During the reporting period, the evolved process identified several technology companies with similar businesses that have traditionally been categorized in other sectors. For instance, the Fund held a position in Google’s parent company Alphabet Inc., and in Facebook, both traditionally categorized as communications services stocks. Google’s sales to retail and other advertisers increased while customers were at home, driving Alphabet’s growth. Facebook also surged ahead on higher ad sales during the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Software	31.4%
Internet	26.8
Computers	16.5
Semiconductors	10.5
Diversified Financial Services	4.7
Commercial Services	4.7
Telecommunications	2.0
Other (each representing less than 1%)	3.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	16.1%
Apple Inc.	12.1
Facebook Inc., Class A	6.1
Amazon.com Inc.	5.9
Alphabet Inc., Class A	5.2
Alphabet Inc., Class C	5.1
NVIDIA Corp.	3.5
Visa Inc., Class A	2.2
Adobe Inc.	2.2
salesforce.com Inc.	1.8

(a)	Excludes money market funds

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Agriculture — 11.5%
Altria Group Inc.	12,151	$583,734
Archer-Daniels-Midland Co.	4,336	258,946
Bunge Ltd.	821	63,734
Darling Ingredients Inc.(a)	783	54,082
Fresh Del Monte Produce Inc.	152	4,691
Philip Morris International Inc.	7,473	747,972
Universal Corp./VA	112	5,842
Vector Group Ltd.	339	4,529

		1,723,530

Beverages — 30.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)	63	44,730
Brown-Forman Corp., Class A	335	22,408
Brown-Forman Corp., Class B, NVS	2,517	178,506
Celsius Holdings Inc.(a)	285	19,559
Coca-Cola Co. (The)	30,661	1,748,597
Coca-Cola Consolidated Inc.	46	18,361
Constellation Brands Inc., Class A	884	198,317
Keurig Dr Pepper Inc.	7,096	249,850
MGP Ingredients Inc.	99	5,905
Molson Coors Beverage Co., Class B(a)	1,350	66,001
Monster Beverage Corp.(a)	4,431	417,932
National Beverage Corp.	270	12,253
PepsiCo Inc.	9,988	1,567,617
Primo Water Corp.	1,357	22,431

		4,572,467

Chemicals — 1.1%
Balchem Corp.	146	19,694
Ecolab Inc.	128	28,266
International Flavors & Fragrances Inc.	588	88,576
Mosaic Co. (The)	325	10,150
Sensient Technologies Corp.	216	18,831

		165,517

Commercial Services — 0.1%
Medifast Inc.	53	15,132
WW International Inc.(a)(b)	162	4,980

		20,112

Computers — 0.1%
ExlService Holdings Inc.(a)	89	10,077

Cosmetics & Personal Care — 10.0%
Colgate-Palmolive Co.	3,935	312,833
Coty Inc., Class A(a)	1,840	16,063
Edgewell Personal Care Co.	150	6,162
Procter & Gamble Co. (The)	8,196	1,165,717

		1,500,775

Distribution & Wholesale — 0.1%
Core-Mark Holding Co. Inc.	207	8,909

Diversified Financial Services — 0.0%
Jefferies Financial Group Inc.	2	66

Electrical Components & Equipment — 0.1%
Energizer Holdings Inc.	380	16,283

Food — 22.7%
B&G Foods Inc.	693	19,903
BellRing Brands Inc., Class A(a)	250	8,267
Beyond Meat Inc.(a)	350	42,945

Security	Shares	Value

Food (continued)
Calavo Growers Inc.	99	$5,578
Cal-Maine Foods Inc.	180	6,280
Campbell Soup Co.	2,001	87,484
Conagra Brands Inc.	4,886	163,632
Flowers Foods Inc.	1,071	25,233
General Mills Inc.	7,483	440,449
Hain Celestial Group Inc. (The)(a)	936	37,356
Hershey Co. (The)	1,578	282,273
Hormel Foods Corp.	2,195	101,804
Hostess Brands Inc.(a)	585	9,413
Ingredion Inc.	454	39,866
J&J Snack Foods Corp.	117	19,232
JM Smucker Co. (The)	1,123	147,237
John B Sanfilippo & Son Inc.	81	7,481
Kellogg Co.	2,838	179,816
Kraft Heinz Co. (The)	5,437	209,161
Lamb Weston Holdings Inc.	1,078	71,978
Lancaster Colony Corp.	153	30,274
McCormick & Co. Inc./MD, NVS	1,927	162,196
Mondelez International Inc., Class A	10,747	679,855
Performance Food Group Co.(a)	549	25,155
Pilgrim’s Pride Corp.(a)	270	5,981
Post Holdings Inc.(a)	618	63,246
Sanderson Farms Inc.	108	20,179
Seaboard Corp.	1	4,110
Simply Good Foods Co. (The)(a)	646	24,212
Sprouts Farmers Market Inc.(a)	405	9,955
Sysco Corp.	2,867	212,731
Tootsie Roll Industries Inc.	139	4,780
TreeHouse Foods Inc.(a)	576	25,574
Tyson Foods Inc., Class A	2,455	175,434
U.S. Foods Holding Corp.(a)	947	32,520
United Natural Foods Inc.(a)	198	6,558

		3,388,148

Health Care - Products — 0.1%
Neogen Corp.(a)	486	21,170

Holding Companies - Diversified — 0.1%
Cannae Holdings Inc.(a)	268	8,911

Household Products & Wares — 1.8%
ACCO Brands Corp.	2	18
Church & Dwight Co. Inc.	1,033	89,437
Clorox Co. (The)	507	91,711
Helen of Troy Ltd.(a)(b)	45	10,053
Kimberly-Clark Corp.	481	65,281
WD-40 Co.	21	5,103

		261,603

Housewares — 0.2%
Newell Brands Inc.	238	5,890
Scotts Miracle-Gro Co. (The)	126	22,297

		28,187

Machinery — 0.4%
AGCO Corp.	207	27,347
Middleby Corp. (The)(a)	153	29,298

		56,645

Manufacturing — 0.1%
John Bean Technologies Corp.	108	15,831

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Packaging & Containers — 2.8%
Amcor PLC	1,383	$15,987
AptarGroup Inc.	35	4,512
Ball Corp.	2,141	173,164
Berry Global Group Inc.(a)	557	35,810
Crown Holdings Inc.	820	81,803
Graphic Packaging Holding Co.	1,732	33,202
O-I Glass Inc.(a)	702	10,383
Packaging Corp. of America	95	13,443
Sealed Air Corp.	219	12,428
Silgan Holdings Inc.	333	13,493
Sonoco Products Co.	378	24,113

		418,338

Pharmaceuticals — 1.9%
Elanco Animal Health Inc.(a)	1,321	48,177
Herbalife Nutrition Ltd.(a)	413	21,038
Perrigo Co. PLC	118	5,668
Prestige Consumer Healthcare Inc.(a)	198	10,405
Zoetis Inc.	965	195,605

		280,893

Real Estate Investment Trusts — 1.8%
Americold Realty Trust	757	29,409
Equinix Inc.	294	241,201

		270,610

Retail — 13.4%
BJ’s Restaurants Inc.(a)	55	2,232
Casey’s General Stores Inc.	99	19,573
Cheesecake Factory Inc. (The)(a)	126	5,703
Chipotle Mexican Grill Inc., Class A(a)	135	251,565
Cracker Barrel Old Country Store Inc.	45	6,128
Darden Restaurants Inc.	159	23,195
Domino’s Pizza Inc.	34	17,867
Freshpet Inc.(a)	236	34,562
Jack in the Box Inc.	81	8,818
McDonald’s Corp.	2,773	673,035
Shake Shack Inc., Class A(a)	91	9,149

Security	Shares	Value

Retail (continued)
Starbucks Corp.	5,745	$697,615
Texas Roadhouse Inc.	76	7,005
Wendy’s Co. (The)	639	14,831
Wingstop Inc.	81	13,876
Yum China Holdings Inc.	1,207	75,063
Yum! Brands Inc.	1,048	137,697

		1,997,914

Toys, Games & Hobbies — 0.1%
Mattel Inc.(a)	609	13,227

Total Common Stocks — 99.0% (Cost: $13,479,153)		14,779,213

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	15,200	15,208
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	140,000	140,000

		155,208

Total Short-Term Investments — 1.0% (Cost: $155,204)		155,208

Total Investments in Securities — 100.0% (Cost: $13,634,357)		14,934,421

Other Assets, Less Liabilities — (0.0)%		(914)

Net Assets — 100.0%		$14,933,507

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$162,457	$—		$(147,161	)(a)	$53	$(141)	$15,208	15,200	$929	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	66,000	74,000	(a)	—		—	—	140,000	140,000	62		—

						$53	$(141)	$155,208		$991		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Consumer Staples ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,779,213	$—	$—	$14,779,213
Money Market Funds	155,208	—	—	155,208

	$14,934,421	$—	$—	$14,934,421

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Discretionary Spending ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.1%
Interpublic Group of Companies Inc. (The)	539	$19,059

Airlines — 0.1%
Alaska Air Group Inc.(a)	260	15,088
JetBlue Airways Corp.(a)	690	10,205

		25,293

Apparel — 7.7%
Capri Holdings Ltd.(a)	658	37,052
Carter’s Inc.	350	34,209
Columbia Sportswear Co.	180	17,932
Crocs Inc.(a)	340	46,175
Deckers Outdoor Corp.(a)	161	66,147
Hanesbrands Inc.	1,840	33,598
Levi Strauss & Co., Class A	329	9,054
Nike Inc., Class B	6,083	1,018,963
Oxford Industries Inc.	120	10,432
PVH Corp.(a)	426	44,568
Ralph Lauren Corp.	301	34,170
Skechers U.S.A. Inc., Class A(a)	840	45,091
Steven Madden Ltd.	558	24,457
Tapestry Inc.(a)	1,850	78,255
Under Armour Inc., Class A(a)	1,010	20,655
Under Armour Inc., Class C, NVS(a)	1,030	18,046
Urban Outfitters Inc.(a)	500	18,590
VF Corp.	2,305	184,861
Wolverine World Wide Inc.	310	10,397

		1,752,652

Beverages — 0.1%
Constellation Brands Inc., Class A	67	15,031

Building Materials — 0.1%
American Woodmark Corp.(a)	40	2,970
Masco Corp.	409	24,421

		27,391

Chemicals — 0.1%
Valvoline Inc.	420	12,886

Commercial Services — 1.4%
Bright Horizons Family Solutions Inc.(a)	50	7,475
Cintas Corp.	180	70,952
Euronet Worldwide Inc.(a)	100	14,282
Grand Canyon Education Inc.(a)	90	8,313
H&R Block Inc.	560	13,748
ManpowerGroup Inc.	150	17,787
Monro Inc.	170	9,860
PayPal Holdings Inc.(a)	316	87,067
PROG Holdings Inc.	335	14,663
Rent-A-Center Inc./TX	289	16,537
Rollins Inc.	450	17,249
Square Inc., Class A(a)	114	28,188
Terminix Global Holdings Inc.(a)	340	17,850
WW International Inc.(a)(b)	90	2,767

		326,738

Computers — 5.2%
Apple Inc.	8,072	1,177,382

Cosmetics & Personal Care — 4.3%
Colgate-Palmolive Co.	105	8,347
Coty Inc., Class A(a)	359	3,134

Security	Shares	Value

Cosmetics & Personal Care (continued)
Estee Lauder Companies Inc. (The), Class A	893	$298,110
Inter Parfums Inc.	78	5,996
Procter & Gamble Co. (The)	4,555	647,858

		963,445

Distribution & Wholesale — 0.9%
Core-Mark Holding Co. Inc.	148	6,370
Fastenal Co.	933	51,100
G-III Apparel Group Ltd.(a)	290	8,659
LKQ Corp.(a)	272	13,804
Pool Corp.	95	45,393
SiteOne Landscape Supply Inc.(a)	90	15,730
WW Grainger Inc.	120	53,350

		194,406

Diversified Financial Services — 0.7%
LendingTree Inc.(a)	10	1,952
Mastercard Inc., Class A	169	65,224
Visa Inc., Class A	375	92,396

		159,572

Entertainment — 0.9%
Caesars Entertainment Inc.(a)	495	43,243
Churchill Downs Inc.	99	18,394
Cinemark Holdings Inc.(a)	320	4,970
Live Nation Entertainment Inc.(a)	450	35,500
Madison Square Garden Sports Corp.(a)	50	8,137
Marriott Vacations Worldwide Corp.(a)	89	13,116
Penn National Gaming Inc.(a)	333	22,771
Red Rock Resorts Inc., Class A(a)	290	11,426
Scientific Games Corp./DE, Class A(a)	110	6,788
Six Flags Entertainment Corp.(a)	170	7,064
Vail Resorts Inc.(a)	130	39,676

		211,085

Food — 1.4%
Beyond Meat Inc.(a)	83	10,184
Flowers Foods Inc.	450	10,602
Grocery Outlet Holding Corp.(a)	562	18,613
Kroger Co. (The)	4,421	179,935
Performance Food Group Co.(a)	320	14,662
Sprouts Farmers Market Inc.(a)	630	15,485
Sysco Corp.	699	51,866
U.S. Foods Holding Corp.(a)	540	18,544

		319,891

Food Service — 0.1%
Aramark	800	28,104

Holding Companies - Diversified — 0.0%
Cannae Holdings Inc.(a)	150	4,988

Home Builders — 0.1%
Taylor Morrison Home Corp.(a)	200	5,364
Toll Brothers Inc.	260	15,410

		20,774

Home Furnishings — 0.2%
Sleep Number Corp.(a)	118	11,707
Tempur Sealy International Inc.	680	29,423

		41,130

Household Products & Wares — 0.2%
Helen of Troy Ltd.(a)	51	11,393
Kimberly-Clark Corp.	260	35,287

		46,680

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Discretionary Spending ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Housewares — 0.2%
Newell Brands Inc.	948	$23,463
Scotts Miracle-Gro Co. (The)	80	14,157
Tupperware Brands Corp.(a)	110	2,298

		39,918

Internet — 20.3%
Amazon.com Inc.(a)	1,106	3,680,315
Booking Holdings Inc.(a)	101	220,004
Cars.com Inc.(a)	150	1,812
Chewy Inc., Class A(a)(b)	227	19,000
eBay Inc.	1,231	83,966
Etsy Inc.(a)(b)	290	53,218
Expedia Group Inc.(a)	182	29,278
Groupon Inc.(a)	60	2,182
Just Eat Takeaway.com NV SP ADR(a)(b)	738	12,996
Match Group Inc.(a)	95	15,131
MercadoLibre Inc.(a)	121	189,813
Overstock.com Inc.(a)	125	8,705
Pinterest Inc., Class A(a)	1,477	86,995
Stitch Fix Inc., Class A(a)	138	7,441
Uber Technologies Inc.(a)	2,287	99,393
Wayfair Inc., Class A(a)(b)	311	75,063

		4,585,312

Leisure Time — 0.8%
Carnival Corp.(a)	2,615	56,615
Norwegian Cruise Line Holdings Ltd.(a)	912	21,915
Planet Fitness Inc., Class A(a)	520	39,120
Polaris Inc.	70	9,175
Royal Caribbean Cruises Ltd.(a)	391	30,056
YETI Holdings Inc.(a)	245	23,601

		180,482

Lodging — 2.1%
Boyd Gaming Corp.(a)	208	11,856
Choice Hotels International Inc.	160	19,184
Hilton Grand Vacations Inc.(a)	210	8,541
Hilton Worldwide Holdings Inc.(a)	1,108	145,646
Hyatt Hotels Corp., Class A(a)	160	12,779
Las Vegas Sands Corp.(a)	1,132	47,940
Marriott International Inc./MD, Class A(a)	715	104,376
MGM Resorts International	1,107	41,546
Travel + Leisure Co.	410	21,238
Wyndham Hotels & Resorts Inc.	479	34,517
Wynn Resorts Ltd.(a)	250	24,582

		472,205

Pharmaceuticals — 0.0%
Herbalife Nutrition Ltd.(a)	238	12,124

Real Estate — 0.0%
RE/MAX Holdings Inc., Class A	84	2,881

Real Estate Investment Trusts — 0.2%
Apple Hospitality REIT Inc.	420	6,279
Host Hotels & Resorts Inc.(a)	1,330	21,187
Macerich Co. (The)	272	4,433
Park Hotels & Resorts Inc.(a)	300	5,550
Ruth’s Hospitality Group Inc.(a)	180	3,595
Ryman Hospitality Properties Inc.(a)	80	6,136

		47,180

Retail — 50.9%
Abercrombie & Fitch Co., Class A(a)	519	19,623

Security	Shares	Value

Retail (continued)
Advance Auto Parts Inc.	360	$76,342
American Eagle Outfitters Inc.	1,170	40,330
AutoNation Inc.(a)	210	25,479
AutoZone Inc.(a)	110	178,593
Bed Bath & Beyond Inc.(a)	857	24,459
Best Buy Co. Inc.	1,061	119,203
Big Lots Inc.	310	17,859
BJ’s Restaurants Inc.(a)	90	3,652
BJ’s Wholesale Club Holdings Inc.(a)	701	35,499
Bloomin’ Brands Inc.(a)	480	12,062
Boot Barn Holdings Inc.(a)	217	18,753
Brinker International Inc.(a)	263	14,291
Buckle Inc. (The)	190	7,995
Burlington Stores Inc.(a)	453	151,664
CarMax Inc.(a)	603	80,772
Carvana Co., Class A(a)	214	72,238
Casey’s General Stores Inc.	210	41,519
Cheesecake Factory Inc. (The)(a)	210	9,505
Chipotle Mexican Grill Inc., Class A(a)	101	188,208
Costco Wholesale Corp.	2,586	1,111,256
Cracker Barrel Old Country Store Inc.	140	19,065
Darden Restaurants Inc.	670	97,740
Dave & Buster’s Entertainment Inc.(a)	211	7,022
Dick’s Sporting Goods Inc.	431	44,884
Dollar General Corp.	1,560	362,918
Dollar Tree Inc.(a)	1,521	151,781
Domino’s Pizza Inc.	208	109,302
FirstCash Inc.	190	15,048
Five Below Inc.(a)	390	75,824
Floor & Decor Holdings Inc., Class A(a)	547	66,740
Foot Locker Inc.	640	36,518
Freshpet Inc.(a)	99	14,499
Gap Inc. (The)	2,090	60,965
Genuine Parts Co.	310	39,345
Home Depot Inc. (The)	5,239	1,719,387
Jack in the Box Inc.	112	12,192
Kohl’s Corp.	1,141	57,963
L Brands Inc.	1,569	125,630
La-Z-Boy Inc.	180	6,044
Lithia Motors Inc.	70	26,405
Lowe’s Companies Inc.	3,250	626,243
Lululemon Athletica Inc.(a)	779	311,732
Macy’s Inc.(a)	1,817	30,889
McDonald’s Corp.	2,595	629,833
MSC Industrial Direct Co. Inc., Class A	100	8,917
Murphy USA Inc.	120	17,701
National Vision Holdings Inc.(a)	250	13,495
Nordstrom Inc.(a)	781	25,851
Ollie’s Bargain Outlet Holdings Inc.(a)	408	37,985
O’Reilly Automotive Inc.(a)	399	240,932
Papa John’s International Inc.	118	13,466
PriceSmart Inc.	140	12,564
Qurate Retail Inc. Series A	529	6,274
RH(a)(b)	112	74,377
Ross Stores Inc.	2,354	288,812
Sally Beauty Holdings Inc.(a)	810	15,325
Shake Shack Inc., Class A(a)	120	12,065
Signet Jewelers Ltd.	359	23,098
Starbucks Corp.	3,683	447,227
Target Corp.	3,288	858,332

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Discretionary Spending ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail (continued)
Texas Roadhouse Inc.	360	$33,181
TJX Companies Inc. (The)	7,312	503,139
Tractor Supply Co.	689	124,661
Ulta Beauty Inc.(a)	383	128,611
Walgreens Boots Alliance Inc.	2,447	115,376
Walmart Inc.	8,516	1,213,956
Wendy’s Co. (The)	850	19,729
Williams-Sonoma Inc.	456	69,175
Wingstop Inc.	120	20,557
Yum China Holdings Inc.	1,714	106,594
Yum! Brands Inc.	1,479	194,326

		11,522,997

Software — 0.2%
Intuit Inc.	50	26,499
Take-Two Interactive Software Inc.(a)	48	8,324

		34,823

Textiles — 0.0%
UniFirst Corp./MA	40	8,711

Toys, Games & Hobbies — 0.2%
Hasbro Inc.	240	23,865
Mattel Inc.(a)	758	16,464

		40,329

Transportation — 0.5%
FedEx Corp.	420	117,579

Total Common Stocks — 99.0% (Cost: $17,134,049)		22,411,048

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	168,488	$168,573
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	205,000	205,000

		373,573

Total Short-Term Investments — 1.7% (Cost: $373,570)		373,573

Total Investments in Securities — 100.7% (Cost: $17,507,619)		22,784,621

Other Assets, Less Liabilities — (0.7)%		(152,364)

Net Assets — 100.0%		$22,632,257

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$4,972	$163,662	(a)	$—	$(54)	$(7)	$168,573	168,488	$319	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	45,000	160,000	(a)	—	—	—	205,000	205,000	83		—

					$(54)	$(7)	$373,573		$402		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Discretionary Spending ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$22,411,048	$—	$—	$22,411,048
Money Market Funds	373,573	—	—	373,573

	$22,784,621	$—	$—	$22,784,621

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 42.6%
Ameris Bancorp.	64	$3,111
Associated Banc-Corp.	347	6,871
Atlantic Union Bankshares Corp.	140	4,966
BancFirst Corp.	46	2,552
Bank of America Corp.	7,696	295,219
Bank of Hawaii Corp.	94	7,869
Bank of New York Mellon Corp. (The)	1,193	61,237
Bank OZK	226	9,200
BankUnited Inc.	187	7,401
Banner Corp.	52	2,758
BOK Financial Corp.	53	4,453
Bryn Mawr Bank Corp.	63	2,465
Cathay General Bancorp.	180	6,817
CIT Group Inc.	167	8,056
Citigroup Inc.	2,619	177,097
Citizens Financial Group Inc.	791	33,349
City Holding Co.	40	3,026
Columbia Banking System Inc.	153	5,346
Comerica Inc.	264	18,126
Commerce Bancshares Inc.	202	14,287
Community Bank System Inc.	114	8,167
ConnectOne Bancorp. Inc.	76	1,999
Cullen/Frost Bankers Inc.	118	12,664
CVB Financial Corp.	243	4,632
Eagle Bancorp. Inc.	67	3,687
East West Bancorp. Inc.	264	18,784
Enterprise Financial Services Corp.	58	2,585
Fifth Third Bancorp.	1,281	46,487
First BanCorp./Puerto Rico	384	4,658
First Bancorp./Southern Pines NC	71	2,840
First Busey Corp.	112	2,643
First Citizens BancShares Inc./NC, Class A	11	8,608
First Commonwealth Financial Corp.	268	3,530
First Financial Bancorp.	210	4,725
First Financial Bankshares Inc.	284	13,871
First Hawaiian Inc.	261	7,185
First Horizon Corp.	1,073	16,578
First Interstate BancSystem Inc., Class A	83	3,479
First Midwest Bancorp. Inc.	230	4,126
Flagstar Bancorp. Inc.	62	2,837
FNB Corp.	695	7,965
Fulton Financial Corp.	382	5,852
Glacier Bancorp. Inc.	172	8,868
Goldman Sachs Group Inc. (The)	522	195,687
Great Western Bancorp. Inc.	127	3,912
Hancock Whitney Corp.	169	7,387
Hanmi Financial Corp.	78	1,422
Heartland Financial USA Inc.	71	3,239
Heritage Financial Corp./WA	75	1,814
Hilltop Holdings Inc.	160	5,069
Home BancShares Inc./AR	318	6,735
Hope Bancorp Inc.	282	3,736
Huntington Bancshares Inc./OH	2,656	37,396
Independent Bank Corp.	58	4,099
Independent Bank Group Inc.	43	2,997
International Bancshares Corp.	134	5,237
JPMorgan Chase & Co.	1,820	276,240
KeyCorp	1,838	36,135

Security	Shares	Value

Banks (continued)
Lakeland Bancorp. Inc.	132	$2,161
Lakeland Financial Corp.	67	4,480
Live Oak Bancshares Inc.	55	3,310
M&T Bank Corp.	137	18,337
Meta Financial Group Inc.	57	2,833
Morgan Stanley	2,097	201,270
National Bank Holdings Corp., Class A	71	2,518
NBT Bancorp. Inc.	113	3,938
Northern Trust Corp.	350	39,497
OFG Bancorp.	94	2,171
Old National Bancorp./IN	329	5,294
PacWest Bancorp.	229	9,119
Park National Corp.	33	3,759
Pinnacle Financial Partners Inc.	147	13,173
Popular Inc.	156	11,351
Prosperity Bancshares Inc.	173	11,797
Regions Financial Corp.	1,775	34,169
Renasant Corp.	114	4,011
S&T Bancorp. Inc.	84	2,474
Sandy Spring Bancorp. Inc.	78	3,244
Seacoast Banking Corp. of Florida	99	3,009
ServisFirst Bancshares Inc.	94	6,681
Simmons First National Corp., Class A	177	4,818
South State Corp.	133	9,156
Southside Bancshares Inc.	85	3,063
State Street Corp.	597	52,023
SVB Financial Group(a)	92	50,596
Synovus Financial Corp.	297	12,147
Texas Capital Bancshares Inc.(a)	54	3,401
Tompkins Financial Corp.	38	2,916
Triumph Bancorp. Inc.(a)	35	2,683
Truist Financial Corp.	2,374	129,217
Trustmark Corp.	72	2,161
U.S. Bancorp.	2,405	133,574
UMB Financial Corp.	94	8,798
Umpqua Holdings Corp.	398	7,510
United Community Banks Inc./GA	128	3,688
Valley National Bancorp.	594	7,657
Veritex Holdings Inc.	64	2,147
Walker & Dunlop Inc.	36	3,725
Webster Financial Corp.	186	8,947
Wells Fargo & Co.	6,764	310,738
WesBanco Inc.	103	3,325
Westamerica Bancorp.	61	3,389
Western Alliance Bancorp.	135	12,531
Wintrust Financial Corp.	116	8,282
Zions Bancorp. NA	326	17,001

		2,654,170

Commercial Services — 4.7%
Automatic Data Processing Inc.	199	41,716
Avalara Inc.(a)	19	3,176
Equifax Inc.	78	20,327
Euronet Worldwide Inc.(a)	25	3,571
EVERTEC Inc.	66	2,884
FleetCor Technologies Inc.(a)	38	9,812
FTI Consulting Inc.(a)	21	3,060
Global Payments Inc.	157	30,365
Grand Canyon Education Inc.(a)	23	2,125
Green Dot Corp., Class A(a)	57	2,626
HealthEquity Inc.(a)	37	2,737

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services (continued)
Insperity Inc.	29	$2,873
MarketAxess Holdings Inc.	29	13,780
Moody’s Corp.	130	48,880
Morningstar Inc.	17	4,295
S&P Global Inc.	140	60,021
Service Corp. International	111	6,936
Verisk Analytics Inc., Class A	127	24,122
WEX Inc.(a)	37	7,020

		290,326

Computers — 0.1%
Genpact Ltd.	66	3,287

Diversified Financial Services — 16.8%
Affiliated Managers Group Inc.	61	9,665
Alliance Data Systems Corp.	30	2,798
Ally Financial Inc.	572	29,378
American Express Co.	809	137,959
Ameriprise Financial Inc.	187	48,164
Apollo Global Management Inc., Class A	363	21,366
Ares Management Corp., Class A	76	5,442
Artisan Partners Asset Management Inc., Class A	70	3,366
BGC Partners Inc., Class A	217	1,161
Capital One Financial Corp.	713	115,292
Cboe Global Markets Inc.	101	11,965
Charles Schwab Corp. (The)	2,019	137,191
CME Group Inc.	224	47,517
Cohen & Steers Inc.	36	2,996
Credit Acceptance Corp.(a)(b)	16	7,756
Discover Financial Services	373	46,371
Evercore Inc., Class A	38	5,024
Federated Hermes Inc.	132	4,282
Franklin Resources Inc.	372	10,993
Hamilton Lane Inc., Class A	24	2,232
Houlihan Lokey Inc.	40	3,564
Interactive Brokers Group Inc., Class A	71	4,392
Intercontinental Exchange Inc.	438	52,486
Invesco Ltd.	336	8,192
Jefferies Financial Group Inc.	245	8,132
KKR & Co. Inc.	539	34,367
LendingTree Inc.(a)	5	976
LPL Financial Holdings Inc.	104	14,668
Mastercard Inc., Class A	125	48,243
Moelis & Co., Class A	41	2,429
Mr Cooper Group Inc.(a)	89	3,309
Nasdaq Inc.	105	19,607
Navient Corp.	271	5,537
OneMain Holdings Inc.	116	7,076
PennyMac Financial Services Inc.	66	4,151
Piper Sandler Cos.	25	3,067
Raymond James Financial Inc.	207	26,802
Santander Consumer USA Holdings Inc.	110	4,513
SEI Investments Co.	153	9,302
SLM Corp.	621	11,693
Stifel Financial Corp.	184	12,243
Synchrony Financial	707	33,243
T Rowe Price Group Inc.	271	55,327
Tradeweb Markets Inc., Class A	54	4,683
Virtu Financial Inc., Class A	101	2,600
Virtus Investment Partners Inc.	14	3,866
Visa Inc., Class A	18	4,435

Security	Shares	Value

Diversified Financial Services (continued)
Western Union Co. (The)	288	$6,684

		1,046,505

Electric — 0.1%
Hawaiian Electric Industries Inc.	139	6,024

Engineering & Construction — 0.0%
frontdoor Inc.(a)	55	2,692

Forest Products & Paper — 0.2%
International Paper Co.	219	12,649

Health Care - Services — 2.7%
Anthem Inc.	133	51,073
Centene Corp.(a)	109	7,479
Humana Inc.	5	2,129
Molina Healthcare Inc.(a)	42	11,467
UnitedHealth Group Inc.	227	93,574

		165,722

Home Builders — 0.2%
MDC Holdings Inc.	50	2,666
NVR Inc.(a)	2	10,445

		13,111

Household Products & Wares — 0.0%
Spectrum Brands Holdings Inc.	8	699

Insurance — 22.9%
Aflac Inc.	1,128	62,040
Alleghany Corp.(a)	26	17,241
Allstate Corp. (The)	476	61,904
American Financial Group Inc./OH	139	17,582
American International Group Inc.	1,525	72,209
American National Group Inc.	22	3,630
Aon PLC, Class A	173	44,985
Arch Capital Group Ltd.(a)	563	21,957
Argo Group International Holdings Ltd.	56	2,919
Arthur J Gallagher & Co.	250	34,828
Assurant Inc.	74	11,678
Assured Guaranty Ltd.	85	4,064
Athene Holding Ltd., Class A(a)	263	16,995
Axis Capital Holdings Ltd.	134	6,817
Berkshire Hathaway Inc., Class B(a)	586	163,078
Brighthouse Financial Inc.(a)	154	6,631
Brown & Brown Inc.	331	18,006
Cincinnati Financial Corp.	277	32,653
CNA Financial Corp.	66	2,905
CNO Financial Group Inc.	209	4,774
Employers Holdings Inc.	56	2,325
Enstar Group Ltd.(a)	19	4,883
Equitable Holdings Inc.	602	18,584
Erie Indemnity Co., Class A, NVS	27	4,992
Essent Group Ltd.	183	8,266
Everest Re Group Ltd.	71	17,951
Fidelity National Financial Inc.	416	18,558
First American Financial Corp.	190	12,789
Genworth Financial Inc., Class A(a)	1,014	3,387
Globe Life Inc.	186	17,318
Hanover Insurance Group Inc. (The)	81	11,008
Hartford Financial Services Group Inc. (The)	637	40,526
Horace Mann Educators Corp.	85	3,384
James River Group Holdings Ltd.	48	1,746
Kemper Corp.	121	7,987

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Kinsale Capital Group Inc.	39	$6,967
Lincoln National Corp.	340	20,951
Loews Corp.	213	11,423
Markel Corp.(a)	19	22,917
Marsh & McLennan Companies Inc.	586	86,271
Mercury General Corp.	60	3,650
MetLife Inc.	1,279	73,798
MGIC Investment Corp.	653	9,038
NMI Holdings Inc., Class A(a)	139	3,061
Old Republic International Corp.	379	9,346
Palomar Holdings Inc.(a)	39	3,176
Primerica Inc.	56	8,188
Principal Financial Group Inc.	503	31,251
ProAssurance Corp.	105	2,129
Progressive Corp. (The)	971	92,400
Prudential Financial Inc.	710	71,199
Radian Group Inc.	321	7,248
RenaissanceRe Holdings Ltd.	75	11,452
RLI Corp.	90	9,754
Safety Insurance Group Inc.	33	2,528
Selective Insurance Group Inc.	112	9,111
Travelers Companies Inc. (The)	437	65,078
Trupanion Inc.(a)	37	4,256
Universal Insurance Holdings Inc.	64	906
Unum Group	394	10,796
Voya Financial Inc.	255	16,422
W R Berkley Corp.	262	19,171
White Mountains Insurance Group Ltd.	6	6,789
Willis Towers Watson PLC.	116	23,905

		1,423,781

Internet — 0.1%
Lyft Inc., Class A(a)	159	8,796

Leisure Time — 0.1%
Harley-Davidson Inc.	79	3,130

Machinery — 0.9%
Caterpillar Inc.	242	50,033
Vertiv Holdings Co., Class A	196	5,496

		55,529

Media — 0.1%
FactSet Research Systems Inc.	16	5,717

Pharmaceuticals — 1.8%
Cigna Corp.	275	63,110
CVS Health Corp.	562	46,286

		109,396

Private Equity — 1.0%
Blackstone Group Inc. (The), NVS	470	54,177
Carlyle Group Inc. (The)	204	10,296

		64,473

Real Estate Investment Trusts — 0.5%
AGNC Investment Corp.	213	3,380
Annaly Capital Management Inc.	930	7,896
New Residential Investment Corp.	268	2,616
Two Harbors Investment Corp.	150	961
Weyerhaeuser Co.	492	16,595

		31,448

Security	Shares	Value

Retail — 0.0%
FirstCash Inc.	30	$2,376

Savings & Loans — 1.2%
Axos Financial Inc.(a)	95	4,546
Berkshire Hills Bancorp. Inc.	75	2,028
Brookline Bancorp. Inc.	175	2,515
Capitol Federal Financial Inc.	292	3,238
Investors Bancorp. Inc.	501	6,924
Meridian Bancorp. Inc.	113	2,159
New York Community Bancorp. Inc.	937	11,038
Northwest Bancshares Inc.	224	2,981
OceanFirst Financial Corp.	97	1,892
Pacific Premier Bancorp. Inc.	95	3,608
People’s United Financial Inc.	759	11,916
Provident Financial Services Inc.	140	3,024
Sterling Bancorp./DE	450	9,770
Washington Federal Inc.	174	5,615
WSFS Financial Corp.	118	5,166

		76,420

Software — 2.8%
Black Knight Inc.(a)	48	3,975
Broadridge Financial Solutions Inc.	90	15,614
Fidelity National Information Services Inc.	496	73,929
Fiserv Inc.(a)	277	31,885
MSCI Inc., Class A	44	26,222
Paychex Inc.	155	17,642
SS&C Technologies Holdings Inc.	91	7,134

		176,401

Total Common Stocks — 98.8% (Cost: $4,846,734)		6,152,652

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	4,409	4,412
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d) .	60,000	60,000

		64,412

Total Short-Term Investments — 1.0% (Cost: $64,412)		64,412

Total Investments in Securities — 99.8% (Cost: $4,911,146)		6,217,064

Other Assets, Less Liabilities — 0.2%		11,132

Net Assets — 100.0%		$6,228,196

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Financials ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$8,503	$—		$(4,086	)(a)	$(6)	$1	$4,412	4,409	$31	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	30,000	(a)	—		—	—	60,000	60,000	21		—

						$(6)	$1	$64,412		$52		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,152,652	$—	$—	$6,152,652
Money Market Funds	64,412	—	—	64,412

	$6,217,064	$—	$—	$6,217,064

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Healthcare Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 4.2%
Amgen Inc.	308	$74,394
Bio-Rad Laboratories Inc., Class A(a)	160	118,321
Exact Sciences Corp.(a)	1,588	171,250
Guardant Health Inc.(a)	751	82,460
Illumina Inc.(a)	1,664	824,928
Myriad Genetics Inc.(a)	736	23,280
NeoGenomics Inc.(a)	1,182	54,490
Pacific Biosciences of California Inc.(a)	1,137	36,554
Twist Bioscience Corp.(a)	255	31,378
Veracyte Inc.(a)	560	24,954

		1,442,009
Commercial Services — 0.4%
AMN Healthcare Services Inc.(a)	401	40,325
Bright Horizons Family Solutions Inc.(a)	256	38,272
Grand Canyon Education Inc.(a)	242	22,353
Progyny Inc.(a)	420	23,390
R1 RCM Inc.(a)	781	16,721
Strategic Education Inc.	80	6,343

		147,404
Computers — 0.1%
Maximus Inc.	340	30,260

Electrical Components & Equipment — 0.1%
Novanta Inc.(a)	287	40,298

Electronics — 1.1%
Agilent Technologies Inc.	1,779	272,596
OSI Systems Inc.(a)	81	8,104
Waters Corp.(a)	289	112,655

		393,355
Environmental Control — 0.1%
Stericycle Inc.(a)	223	15,733

Food Service — 0.1%
Healthcare Services Group Inc.	575	15,007

Health Care - Products — 48.2%
10X Genomics Inc., Class A(a)	209	38,295
Abbott Laboratories	21,889	2,648,131
ABIOMED Inc.(a)(b)	496	162,261
Adaptive Biotechnologies Corp.(a)	465	17,047
Align Technology Inc.(a)	339	235,876
AngioDynamics Inc.(a)	384	10,226
AtriCure Inc.(a)	384	32,433
Avanos Medical Inc.(a)	320	12,141
Avantor Inc.(a)	1,776	66,742
Axogen Inc.(a)	176	3,585
Baxter International Inc.	3,008	232,669
Bio-Techne Corp.	270	130,205
Boston Scientific Corp.(a)	17,043	777,161
Bruker Corp.	608	50,008
Cardiovascular Systems Inc.(a)	336	13,537
CareDx Inc.(a)	434	36,473
Cooper Companies Inc. (The)	528	222,695
Cutera Inc.(a)	112	5,818
Danaher Corp.	5,059	1,505,002
DENTSPLY SIRONA Inc.	1,343	88,692
Edwards Lifesciences Corp.(a)	7,728	867,623
Envista Holdings Corp.(a)	909	39,160

Security	Shares	Value

Health Care - Products (continued)
Glaukos Corp.(a)	224	$11,424
Globus Medical Inc., Class A(a)	944	78,513
Haemonetics Corp.(a)	384	23,343
Henry Schein Inc.(a)	1,148	92,012
Hill-Rom Holdings Inc.	578	80,030
Hologic Inc.(a)	2,381	178,670
ICU Medical Inc.(a)	160	32,526
IDEXX Laboratories Inc.(a)	637	432,224
Inspire Medical Systems Inc.(a)	290	53,116
Insulet Corp.(a)	768	214,802
Integer Holdings Corp.(a)	240	23,494
Integra LifeSciences Holdings Corp.(a)	672	48,646
Intersect ENT Inc.(a)	176	4,110
Intuitive Surgical Inc.(a)	1,404	1,392,010
iRhythm Technologies Inc.(a)	301	15,387
LeMaitre Vascular Inc.	176	9,585
LivaNova PLC(a)	476	41,079
Masimo Corp.(a)	592	161,255
Medtronic PLC	15,603	2,048,830
Merit Medical Systems Inc.(a)	544	38,129
NanoString Technologies Inc.(a)	365	22,608
Natera Inc.(a)	831	95,166
Neogen Corp.(a)	288	12,545
Nevro Corp.(a)	256	39,680
Novocure Ltd.(a)	547	84,243
NuVasive Inc.(a)	576	36,835
Omnicell Inc.(a)	319	46,734
OraSure Technologies Inc.(a)	663	7,817
Orthofix Medical Inc.(a)	191	7,590
Patterson Companies Inc.	642	19,985
Penumbra Inc.(a)	451	120,070
PerkinElmer Inc.	754	137,401
Quanterix Corp.(a)	252	13,394
Quidel Corp.(a)	403	57,012
ResMed Inc.	1,583	430,259
Shockwave Medical Inc.(a)	241	43,862
Silk Road Medical Inc.(a)	287	14,402
STAAR Surgical Co.(a)	431	55,134
STERIS PLC	462	100,693
Stryker Corp.	3,919	1,061,814
Tandem Diabetes Care Inc.(a)	546	59,334
Teleflex Inc.	500	198,715
Thermo Fisher Scientific Inc.	2,913	1,573,049
Zimmer Biomet Holdings Inc.	1,908	311,805

		16,725,112
Health Care - Services — 23.5%
Acadia Healthcare Co. Inc.(a)	796	49,129
Addus HomeCare Corp.(a)	130	11,283
Amedisys Inc.(a)	402	104,769
Anthem Inc.	1,217	467,340
Centene Corp.(a)	5,774	396,154
Charles River Laboratories International Inc.(a)	144	58,596
Chemed Corp.	113	53,790
DaVita Inc.(a)	835	100,409
Encompass Health Corp.	1,309	108,974
Ensign Group Inc. (The)	325	27,648
HCA Healthcare Inc.	3,133	777,611
Humana Inc.	1,173	499,534
ICON PLC	92	22,381
Invitae Corp.(a)	1,663	46,547

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Healthcare Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care - Services (continued)
IQVIA Holdings Inc.(a)	1,057	$261,819
Laboratory Corp. of America Holdings(a)	962	284,896
LHC Group Inc.(a)	337	72,516
Magellan Health Inc.(a)	108	10,186
MEDNAX Inc.(a)	1,074	31,275
Medpace Holdings Inc.(a)	114	20,057
ModivCare Inc.(a)	113	19,210
Molina Healthcare Inc.(a)	140	38,221
OPKO Health Inc.(a)(b)	3,220	11,077
Quest Diagnostics Inc.	1,363	193,273
Select Medical Holdings Corp.	1,408	55,546
Syneos Health Inc.(a)	192	17,217
Teladoc Health Inc.(a)	913	135,535
Tenet Healthcare Corp.(a)	1,168	83,909
U.S. Physical Therapy Inc.	192	22,687
UnitedHealth Group Inc.	9,780	4,031,512
Universal Health Services Inc., Class B	799	128,168

		8,141,269
Household Products & Wares — 0.2%
Church & Dwight Co. Inc.	910	78,788

Pharmaceuticals — 16.6%
AbbVie Inc.	2,910	338,433
AmerisourceBergen Corp., Class A	1,092	133,410
Bausch Health Companies Inc.(a)	894	26,150
Becton Dickinson and Co.	3,203	819,167
Cardinal Health Inc.	2,528	150,113
Cigna Corp.	2,737	628,114
Covetrus Inc.(a)	548	13,952
CVS Health Corp.	11,220	924,079
Dexcom Inc.(a)	1,004	517,572
Eli Lilly & Co.	195	47,482
Johnson & Johnson	8,690	1,496,418
McKesson Corp.	1,133	230,939
Option Care Health Inc.(a)	849	17,591
Owens & Minor Inc.	546	25,253
Perrigo Co. PLC	237	11,383
Pfizer Inc.	7,233	309,645
Premier Inc., Class A	1,182	42,126
Zoetis Inc.	125	25,338

		5,757,165
Real Estate Investment Trusts — 1.1%
Healthpeak Properties Inc.	1,230	45,473
Medical Properties Trust Inc.	3,696	77,727
National Health Investors Inc.	211	14,397

Security	Shares	Value

Real Estate Investment Trusts (continued)
Omega Healthcare Investors Inc.	830	$30,112
Physicians Realty Trust	1,312	24,862
Sabra Health Care REIT Inc.	1,280	23,795
Ventas Inc.	1,308	78,192
Welltower Inc.	1,037	90,074

		384,632
Retail — 0.5%
National Vision Holdings Inc.(a)	305	16,464
Walgreens Boots Alliance Inc.	3,426	161,536

		178,000
Software — 0.8%
Allscripts Healthcare Solutions Inc.(a)	1,246	21,282
Cerner Corp.	2,415	194,142
Change Healthcare Inc.(a)	1,580	34,302
Evolent Health Inc., Class A(a)	828	18,994
Phreesia Inc.(a)	228	15,584
Tabula Rasa HealthCare Inc.(a)(b)	160	6,873

		291,177

Total Common Stocks — 97.0% (Cost: $26,268,857)		33,640,209

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	175,547	175,635
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,006,000	1,006,000

		1,181,635

Total Short-Term Investments — 3.4% (Cost: $1,181,633)		1,181,635

Total Investments in Securities — 100.4% (Cost: $27,450,490)		34,821,844

Other Assets, Less Liabilities — (0.4)%		(147,199)

Net Assets — 100.0%		$34,674,645

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Healthcare Staples ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$228,052	$—		$(52,332	)(a)	$(80)	$(5)	$175,635	175,547	$288	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	66,000	940,000	(a)	—		—	—	1,006,000	1,006,000	77		—

						$(80)	$(5)	$1,181,635		$365		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$33,640,209	$—	$—	$33,640,209
Money Market Funds	1,181,635	—	—	1,181,635

	$34,821,844	$—	$—	$34,821,844

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Innovative Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 43.7%
Abeona Therapeutics Inc.(a)	748	$913
ACADIA Pharmaceuticals Inc.(a)	3,036	65,669
Acceleron Pharma Inc.(a)	1,452	181,587
Achillion Pharmaceuticals Inc.(b)(c)	624	287
Acorda Therapeutics Inc.(a)(c)	185	694
Adverum Biotechnologies Inc.(a)	1,671	3,793
Agenus Inc.(a)	1,914	9,915
Albireo Pharma Inc.(a)	457	13,075
Alder Biopharmaceuticals Inc.(b)	312	275
Allakos Inc.(a)	747	59,431
Allogene Therapeutics Inc.(a)	1,916	42,056
Alnylam Pharmaceuticals Inc.(a)	3,031	542,367
Amgen Inc.	6,518	1,574,358
Amicus Therapeutics Inc.(a)	7,101	65,968
AnaptysBio Inc.(a)	374	8,595
ANI Pharmaceuticals Inc.(a)(c)	154	5,225
Apellis Pharmaceuticals Inc.(a)	1,852	118,509
Applied Therapeutics Inc.(a)	391	6,729
Aprea Therapeutics Inc.(a)	464	1,963
Arcturus Therapeutics Holdings Inc.(a)	478	14,966
Arcus Biosciences Inc.(a)	1,567	49,219
Ardelyx Inc.(a)	1,891	3,290
Arena Pharmaceuticals Inc.(a)(c)	1,741	107,698
Arrowhead Pharmaceuticals Inc.(a)	2,450	169,760
Assembly Biosciences Inc.(a)	484	1,679
Atara Biotherapeutics Inc.(a)	2,136	27,234
Athersys Inc.(a)	5,414	8,825
Avrobio Inc.(a)	661	4,865
Axsome Therapeutics Inc.(a)	860	41,787
Beam Therapeutics Inc.(a)	571	52,532
BioCryst Pharmaceuticals Inc.(a)	5,142	82,889
Biogen Inc.(a)	3,235	1,056,972
Biohaven Pharmaceutical Holding Co. Ltd.(a)	790	99,548
BioMarin Pharmaceutical Inc.(a)	4,378	335,924
Bio-Rad Laboratories Inc., Class A(a)	44	32,538
Bluebird Bio Inc.(a)	2,195	55,775
Blueprint Medicines Corp.(a)	1,561	137,165
Bridgebio Pharma Inc.(a)(c)	2,448	130,846
Calithera Biosciences Inc.(a)	2,414	4,707
Cara Therapeutics Inc.(a)	792	9,480
Celldex Therapeutics Inc.(a)	518	22,662
ChemoCentryx Inc.(a)	1,143	16,894
Chinook Therapeutics Inc.(a)	201	2,619
Contra Aduro Biotech I(b)	156	468
Cortexyme Inc.(a)	391	22,095
Crinetics Pharmaceuticals Inc.(a)	754	13,557
Cue Biopharma Inc.(a)	904	9,420
Cymabay Therapeutics Inc.(a)	1,759	6,930
CytomX Therapeutics Inc.(a)	858	4,642
Deciphera Pharmaceuticals Inc.(a)	1,233	37,594
Denali Therapeutics Inc.(a)	2,251	114,869
Dicerna Pharmaceuticals Inc.(a)	1,516	56,865
Dynavax Technologies Corp.(a)	1,408	13,151
Editas Medicine Inc.(a)	1,446	60,530
Emergent BioSolutions Inc.(a)	881	58,058
Epizyme Inc.(a)	2,089	13,850
Esperion Therapeutics Inc.(a)	682	10,496
Exact Sciences Corp.(a)	1,300	140,192

Security	Shares	Value

Biotechnology (continued)
Exelixis Inc.(a)	7,828	$131,902
Fate Therapeutics Inc.(a)	1,873	155,084
FibroGen Inc.(a)	2,024	26,312
Frequency Therapeutics Inc.(a)	730	6,081
Geron Corp.(a)	2,706	3,301
Gilead Sciences Inc.	24,687	1,685,875
Global Blood Therapeutics Inc.(a)	1,651	45,122
GlycoMimetics Inc.(a)	1,013	2,046
Gossamer Bio Inc.(a)	1,408	11,067
Guardant Health Inc.(a)	877	96,295
Halozyme Therapeutics Inc.(a)(c)	3,500	144,655
Homology Medicines Inc.(a)	941	5,985
Horizon Therapeutics PLC(a)	5,064	506,501
ImmunoGen Inc.(a)	4,178	23,439
Incyte Corp.(a)	2,198	170,015
Innoviva Inc.(a)	1,298	18,406
Inovio Pharmaceuticals Inc.(a)	5,064	42,538
Insmed Inc.(a)	2,967	72,988
Intercept Pharmaceuticals Inc.(a)	747	12,908
Intra-Cellular Therapies Inc.(a)	1,744	59,872
Ionis Pharmaceuticals Inc.(a)	3,649	135,524
Iovance Biotherapeutics Inc.(a)	3,665	81,620
Kadmon Holdings Inc.(a)	4,904	18,439
Karuna Therapeutics Inc.(a)(c)	461	52,655
Karyopharm Therapeutics Inc.(a)(c)	2,064	17,193
Kiniksa Pharmaceuticals Ltd., Class A(a)	612	9,382
Kodiak Sciences Inc.(a)	748	62,712
Krystal Biotech Inc.(a)	306	17,883
Lexicon Pharmaceuticals Inc.(a)	1,166	4,128
Ligand Pharmaceuticals Inc.(a)	462	52,442
MacroGenics Inc.(a)	1,475	36,816
MEI Pharma Inc.(a)	3,692	9,968
Mersana Therapeutics Inc.(a)	1,756	19,316
Mirati Therapeutics Inc.(a)	1,106	177,026
Moderna Inc.(a)	8,578	3,033,181
Molecular Templates Inc.(a)	993	6,951
Myriad Genetics Inc.(a)	770	24,355
Nektar Therapeutics, Class A(a)	5,214	82,329
NextCure Inc.(a)	372	2,578
Novavax Inc.(a)	1,338	239,944
Omeros Corp.(a)	1,034	14,993
Pieris Pharmaceuticals Inc.(a)	1,408	4,900
Precigen Inc.(a)	968	5,314
Prothena Corp. PLC(a)	966	48,397
Provention Bio Inc.(a)	1,116	6,774
PTC Therapeutics Inc.(a)	1,430	54,812
Puma Biotechnology Inc.(a)	858	6,452
Radius Health Inc.(a)	1,100	16,643
Regeneron Pharmaceuticals Inc.(a)	2,420	1,390,556
REGENXBIO Inc.(a)	748	24,175
Replimune Group Inc.(a)	643	21,045
Rigel Pharmaceuticals Inc.(a)	3,938	15,752
Rocket Pharmaceuticals Inc.(a)(c)	573	20,525
Rubius Therapeutics Inc.(a)	901	19,362
Sage Therapeutics Inc.(a)	1,436	62,796
Sangamo Therapeutics Inc.(a)	3,476	33,300
Scholar Rock Holding Corp.(a)	724	22,625
Seagen Inc.(a)	3,235	496,217
Solid Biosciences Inc.(a)	353	985
Sorrento Therapeutics Inc.(a)	5,654	46,419

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Innovative Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Stoke Therapeutics Inc.(a)	442	$12,654
Syndax Pharmaceuticals Inc.(a)	1,057	15,411
TG Therapeutics Inc.(a)	2,370	82,926
Theravance Biopharma Inc.(a)	1,076	13,966
Translate Bio Inc.(a)	1,211	33,472
Travere Therapeutics Inc.(a)	1,034	14,218
Turning Point Therapeutics Inc.(a)	969	61,842
Ultragenyx Pharmaceutical Inc.(a)	1,477	117,909
United Therapeutics Corp.(a)	1,034	188,116
UroGen Pharma Ltd.(a)	353	5,472
Vaxart Inc.(a)(c)	1,751	12,590
Vericel Corp.(a)	527	27,899
Vertex Pharmaceuticals Inc.(a)	5,747	1,158,480
Viking Therapeutics Inc.(a)	1,428	8,782
Vir Biotechnology Inc.(a)	1,469	52,370
WaVe Life Sciences Ltd.(a)	462	2,546
Xencor Inc.(a)	1,320	40,630
Y-mAbs Therapeutics Inc.(a)	638	21,118
ZIOPHARM Oncology Inc.(a)(c)	3,344	7,591

		17,228,868
Chemicals — 0.1%
Codexis Inc.(a)	991	20,970

Electrical Components & Equipment — 0.2%
Universal Display Corp.	308	72,223

Health Care - Products — 3.6%
10X Genomics Inc., Class A(a)	510	93,447
Abbott Laboratories	464	56,135
Adaptive Biotechnologies Corp.(a)	1,382	50,664
Axogen Inc.(a)	308	6,274
Baxter International Inc.	2,081	160,965
CareDx Inc.(a)	376	31,599
Cerus Corp.(a)	3,318	16,723
Cooper Companies Inc. (The)	193	81,402
Glaukos Corp.(a)	572	29,172
Haemonetics Corp.(a)	286	17,386
ICU Medical Inc.(a)	110	22,362
IDEXX Laboratories Inc.(a)	72	48,854
Inspire Medical Systems Inc.(a)	246	45,057
Insulet Corp.(a)	175	48,946
Integra LifeSciences Holdings Corp.(a)	374	27,074
Intersect ENT Inc.(a)	396	9,247
Intuitive Surgical Inc.(a)	46	45,607
Lantheus Holdings Inc.(a)	1,142	29,886
NanoString Technologies Inc.(a)	392	24,280
Natera Inc.(a)	418	47,869
Nevro Corp.(a)	308	47,740
Novocure Ltd.(a)	1,344	206,989
Penumbra Inc.(a)	111	29,552
Repligen Corp.(a)	640	157,248
ResMed Inc.	350	95,130

		1,429,608
Health Care - Services — 2.0%
Catalent Inc.(a)	1,580	189,300
Charles River Laboratories International Inc.(a)	463	188,404
ICON PLC	263	63,980
IQVIA Holdings Inc.(a)	906	224,416
Medpace Holdings Inc.(a)	219	38,531
OPKO Health Inc.(a)	5,038	17,331

Security	Shares	Value

Health Care - Services (continued)
Syneos Health Inc.(a)	616	$55,236

		777,198
Pharmaceuticals — 48.7%
AbbVie Inc.	19,461	2,263,314
Aclaris Therapeutics Inc.(a)(c)	748	11,168
Adamas Pharmaceuticals Inc.(a)	506	2,419
Aeglea BioTherapeutics Inc.(a)	1,431	8,772
Aerie Pharmaceuticals Inc.(a)	990	15,622
Agios Pharmaceuticals Inc.(a)	1,780	85,600
Akebia Therapeutics Inc.(a)	4,510	11,140
Alector Inc.(a)	1,762	42,350
Alkermes PLC(a)	3,697	95,641
AmerisourceBergen Corp., Class A	434	53,022
Amneal Pharmaceuticals Inc.(a)	2,949	14,539
Amphastar Pharmaceuticals Inc.(a)(c)	726	15,210
Anika Therapeutics Inc.(a)	220	8,829
Antares Pharma Inc.(a)	3,256	14,326
Arvinas Inc.(a)	570	57,627
AstraZeneca PLC	8,218	470,398
Athenex Inc.(a)	1,783	6,722
Bausch Health Companies Inc.(a)	4,884	142,857
Bioxcel Therapeutics Inc.(a)	358	9,161
Bristol-Myers Squibb Co.	26,729	1,814,097
Catalyst Pharmaceuticals Inc.(a)	1,651	9,642
Clovis Oncology Inc.(a)	1,276	6,163
Coherus Biosciences Inc.(a)	1,693	22,094
Collegium Pharmaceutical Inc.(a)	594	14,785
Concert Pharmaceuticals Inc.(a)	528	1,758
Corbus Pharmaceuticals Holdings Inc.(a)	1,232	1,688
Corcept Therapeutics Inc.(a)	2,420	50,263
Cyclerion Therapeutics Inc.(a)	330	960
Cytokinetics Inc.(a)	1,188	35,260
Dexcom Inc.(a)	355	183,006
Eagle Pharmaceuticals Inc./DE(a)	308	14,322
Elanco Animal Health Inc.(a)	4,551	165,975
Eli Lilly & Co.	9,629	2,344,661
Enanta Pharmaceuticals Inc.(a)	374	15,802
Endo International PLC(a)	3,282	16,607
Flexion Therapeutics Inc.(a)	858	5,088
G1 Therapeutics Inc.(a)	484	8,378
Heron Therapeutics Inc.(a)	1,804	22,297
Intellia Therapeutics Inc.(a)	1,370	194,334
Ironwood Pharmaceuticals Inc.(a)	3,300	43,791
Jazz Pharmaceuticals PLC(a)	1,478	250,551
Johnson & Johnson	21,962	3,781,856
Jounce Therapeutics Inc.(a)	396	1,996
Kala Pharmaceuticals Inc.(a)	1,346	4,644
Kura Oncology Inc.(a)	1,601	30,323
La Jolla Pharmaceutical Co.(a)(c)	506	1,827
Lannett Co. Inc.(a)(c)	638	2,960
Madrigal Pharmaceuticals Inc.(a)	218	19,036
MediciNova Inc.(a)	902	3,274
Merck & Co. Inc.	28,473	2,188,720
Neurocrine Biosciences Inc.(a)	2,507	233,677
Ocular Therapeutix Inc.(a)	1,787	19,675
Odonate Therapeutics Inc.(a)	352	1,176
Organon & Co.(a)	2,847	82,591
Pacira BioSciences Inc.(a)	836	49,282
Paratek Pharmaceuticals Inc.(a)	682	3,546
Perrigo Co. PLC	1,734	83,284

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Innovative Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer Inc.	57,509	$2,461,960
Prestige Consumer Healthcare Inc.(a)	352	18,498
Progenics Pharmaceuticals Inc.(b)(c)	1,001	—
Protagonist Therapeutics Inc.(a)	1,012	50,023
Reata Pharmaceuticals Inc., Class A(a)	683	85,587
Relmada Therapeutics Inc.(a)	352	9,152
Revance Therapeutics Inc.(a)	1,721	50,047
Rhythm Pharmaceuticals Inc.(a)	966	16,702
Sarepta Therapeutics Inc.(a)	1,897	128,579
Seres Therapeutics Inc.(a)	1,304	9,258
Spectrum Pharmaceuticals Inc.(a)	2,457	7,912
Supernus Pharmaceuticals Inc.(a)	1,210	31,859
Synergy Pharmaceuticals Inc.(c)	1,136	7
Syros Pharmaceuticals Inc.(a)	1,273	5,881
TherapeuticsMD Inc.(a)	3,520	3,520
Tricida Inc.(a)	704	2,506
Vanda Pharmaceuticals Inc.(a)	1,232	20,094
Viatris Inc.	14,342	201,792
Voyager Therapeutics Inc.(a)	704	2,218
Zoetis Inc.	4,999	1,013,297
Zogenix Inc.(a)	1,584	25,677

		19,202,675
Telecommunications — 0.0%
InterDigital Inc.	198	13,046

Total Common Stocks — 98.3% (Cost: $31,896,723)		38,744,588

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	370,415	$370,601
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	592,000	592,000

		962,601

Total Short-Term Investments — 2.5% (Cost: $962,507)		962,601

Total Investments in Securities — 100.8% (Cost: $32,859,230)		39,707,189

Other Assets, Less Liabilities — (0.8)%		(308,119)

Net Assets — 100.0%		$39,399,070

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$432,025	$—		$(60,935	)(a)	$(433)	$(56)	$370,601	370,415	$9,138	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	102,000	490,000	(a)	—		—	—	592,000	592,000	286		—

						$(433)	$(56)	$962,601		$9,424		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Innovative Healthcare ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$38,743,558	$—	$1,030	$38,744,588
Money Market Funds	962,601	—	—	962,601

	$39,706,159	$—	$1,030	$39,707,189

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Media and Entertainment ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.1%
Clear Channel Outdoor Holdings Inc.(a)(b)	4,389	$11,675
National CineMedia Inc.	2,410	8,387

		20,062
Commercial Services — 1.6%
Graham Holdings Co., Class B	120	79,759
John Wiley & Sons Inc., Class A	509	29,919
Nielsen Holdings PLC	7,619	180,494
Viad Corp.(a)	160	7,336

		297,508
Entertainment — 5.8%
AMC Entertainment Holdings Inc., Class A(a)	1,100	40,722
Caesars Entertainment Inc.(a)	843	73,644
Churchill Downs Inc.	430	79,894
Cinemark Holdings Inc.(a)	3,110	48,298
IMAX Corp.(a)	1,920	30,989
Lions Gate Entertainment Corp., Class A(a)(b)	4,030	60,571
Lions Gate Entertainment Corp., Class B, NVS(a)	7,597	101,496
Live Nation Entertainment Inc.(a)	2,711	213,871
Madison Square Garden Entertainment Corp.(a)	594	41,556
Madison Square Garden Sports Corp.(a)	480	78,115
Penn National Gaming Inc.(a)	607	41,507
Reading International Inc., Class A, NVS(a)	450	2,367
Scientific Games Corp./DE, Class A(a)	1,322	81,581
SeaWorld Entertainment Inc.(a)	1,190	56,418
Six Flags Entertainment Corp.(a)	1,870	77,698
Warner Music Group Corp., Class A	1,748	66,057

		1,094,784
Home Furnishings — 0.7%
Dolby Laboratories Inc., Class A	1,410	136,911

Internet — 19.9%
Alphabet Inc., Class A(a)	139	374,540
Alphabet Inc., Class C, NVS(a)	139	375,914
IAC/InterActiveCorp.(a)	1,419	194,815
Match Group Inc.(a)	1,508	240,179
Netflix Inc.(a)(b)	1,352	699,755
Roku Inc.(a)	2,337	1,000,960
Twitter Inc.(a)	10,401	725,470
Vimeo Inc.(a)	2,304	103,219

		3,714,852
Leisure Time — 0.1%
Carnival Corp.(a)	471	10,197
Liberty TripAdvisor Holdings Inc., Class A(a)	871	3,641

		13,838
Lodging — 0.3%
Las Vegas Sands Corp.(a)	1,308	55,394
Marcus Corp. (The)(a)	300	4,821

		60,215
Media — 55.5%
Altice USA Inc., Class A(a)	10,572	324,878
AMC Networks Inc., Class A(a)	2,160	108,086
Cable One Inc.	162	305,854
Charter Communications Inc., Class A(a)	1,138	846,729
Comcast Corp., Class A	15,969	939,456
Discovery Inc., Class A(a)	8,099	234,952
Discovery Inc., Class C, NVS(a)	17,997	487,899
DISH Network Corp., Class A(a)	9,223	386,352

Security	Shares	Value

Media (continued)
Entercom Communications Corp.(a)	6,620	$23,633
Entravision Communications Corp., Class A	1,518	9,336
EW Scripps Co. (The), Class A	4,122	78,648
Fox Corp., Class A, NVS	23,121	824,495
Fox Corp., Class B	11,160	370,959
Gannett Co. Inc.(a)	2,169	12,515
Gray Television Inc.	5,738	127,212
Hemisphere Media Group Inc.(a)	1,030	13,091
Iheartmedia Inc., Class A(a)	1,827	47,228
Liberty Broadband Corp., Class A(a)	767	131,671
Liberty Broadband Corp., Class C, NVS(a)	4,572	811,484
Liberty Global PLC, Class A(a)	3,110	83,504
Liberty Global PLC, Class C, NVS(a)	9,440	253,559
Liberty Latin America Ltd., Class A(a)	388	5,296
Liberty Latin America Ltd., Class C, NVS(a)(b)	2,280	31,532
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	720	33,617
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	827	38,207
Meredith Corp.(a)	1,900	82,916
New York Times Co. (The), Class A	5,280	231,158
News Corp., Class A, NVS	14,599	359,573
News Corp., Class B	4,320	101,563
Nexstar Media Group Inc., Class A	3,047	448,122
Saga Communications Inc., Class A	270	5,894
Scholastic Corp.	540	18,149
Sinclair Broadcast Group Inc., Class A	3,629	102,665
Sirius XM Holdings Inc.(b)	37,721	244,055
TEGNA Inc.	14,708	260,626
ViacomCBS Inc., Class A	329	14,650
ViacomCBS Inc., Class B, NVS	21,652	886,216
Walt Disney Co. (The)(a)	5,379	946,812
World Wrestling Entertainment Inc., Class A	2,722	134,412

		10,367,004
Real Estate Investment Trusts — 1.0%
Lamar Advertising Co., Class A	1,150	122,590
Ryman Hospitality Properties Inc.(a)	802	61,513

		184,103
Retail — 0.8%
Qurate Retail Inc. Series A	13,517	160,312

Software — 10.2%
Activision Blizzard Inc.	7,871	658,173
Daily Journal Corp.(a)	20	6,660
Electronic Arts Inc.	4,569	657,753
Take-Two Interactive Software Inc.(a)	2,432	421,758
Xperi Holding Corp.	1,069	22,203
Zynga Inc., Class A(a)	14,219	143,612

		1,910,159
Telecommunications — 0.6%
AT&T Inc.	1,969	55,230
Harmonic Inc.(a)(b)	1,160	10,266
Shenandoah Telecommunications Co.	752	39,698

		105,194
Toys, Games & Hobbies — 2.7%
Hasbro Inc.	4,098	407,505
Mattel Inc.(a)	4,571	99,282

		506,787

Total Common Stocks — 99.3% (Cost: $16,365,908)		18,571,729

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Media and Entertainment ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	924,059	$924,521
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d	118,000	118,000

		1,042,521

Total Short-Term Investments — 5.6% (Cost: $1,042,510)		1,042,521

Total Investments in Securities — 104.9% (Cost: $17,408,418)		19,614,250

Other Assets, Less Liabilities — (4.9)%		(921,268)

Net Assets — 100.0%		$18,692,982

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$507,804	$416,961	(a)	$—	$(290)	$46	$924,521	924,059	$1,865	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	78,000	40,000	(a)	—	—	—	118,000	118,000	62		—

					$(290)	$46	$1,042,521		$1,927		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$18,571,729	$—	$—	$18,571,729
Money Market Funds	1,042,521	—	—	1,042,521

	$19,614,250	$—	$—	$19,614,250

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2021	iShares® Evolved U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising — 0.4%
Interpublic Group of Companies Inc. (The)	2,709	$95,790
Omnicom Group Inc.	1,334	97,142
Trade Desk Inc. (The), Class A(a)	3,717	304,460

		497,392
Aerospace & Defense — 0.0%
L3Harris Technologies Inc.	271	61,446

Banks — 0.1%
JPMorgan Chase & Co.	824	125,067

Biotechnology — 0.0%
Incyte Corp.(a)	471	36,432

Commercial Services — 4.7%
2U Inc.(a)(b)	322	13,975
Automatic Data Processing Inc.	2,895	606,879
Avalara Inc.(a)	599	100,135
Booz Allen Hamilton Holding Corp., Class A	602	51,658
Chegg Inc.(a)	1,239	109,813
CoStar Group Inc.(a)	2,787	247,625
Equifax Inc.	644	167,826
FleetCor Technologies Inc.(a)	460	118,781
Gartner Inc.(a)	736	194,841
Global Payments Inc.	1,515	293,016
IHS Markit Ltd.	2,071	241,976
Korn Ferry	368	25,296
LiveRamp Holdings Inc.(a)	52	2,080
MarketAxess Holdings Inc.	138	65,573
Moody’s Corp.	598	224,848
Nielsen Holdings PLC	1,562	37,004
Paylocity Holding Corp.(a)	455	94,394
PayPal Holdings Inc.(a)	7,550	2,080,251
Robert Half International Inc.	506	49,694
S&P Global Inc.	1,104	473,307
Sabre Corp.(a)	1,426	16,813
Square Inc., Class A(a)	2,483	613,947
TransUnion	1,104	132,546
Verisk Analytics Inc., Class A	690	131,059
WEX Inc.(a)	184	34,910

		6,128,247
Computers — 16.4%
Accenture PLC, Class A	4,553	1,446,397
Apple Inc.	107,282	15,648,153
CACI International Inc., Class A(a)	138	36,841
Cognizant Technology Solutions Corp., Class A	4,419	324,929
Crowdstrike Holdings Inc., Class A(a)	1,883	477,548
Dell Technologies Inc., Class C(a)	1,840	177,781
DXC Technology Co.(a)	2,576	102,989
EPAM Systems Inc.(a)	368	206,006
Fortinet Inc.(a)	1,472	400,737
Genpact Ltd.	1,058	52,699
Hewlett Packard Enterprise Co.	11,594	168,113
HP Inc.	7,584	218,950
International Business Machines Corp.	8,596	1,211,692
Lumentum Holdings Inc.(a)	276	23,181
NCR Corp.(a)	736	32,678
NetApp Inc.	2,486	197,861
Pure Storage Inc., Class A(a)	1,012	19,754
Qualys Inc.(a)	368	37,374

Security	Shares	Value

Computers (continued)
Rapid7 Inc.(a)	602	$68,478
Seagate Technology Holdings PLC	1,656	145,562
Varonis Systems Inc.(a)	1,279	78,275
Western Digital Corp.(a)	2,208	143,365
Zscaler Inc.(a)	875	206,421

		21,425,784
Distribution & Wholesale — 0.1%
Copart Inc.(a)	552	81,144
KAR Auction Services Inc.(a)	414	6,823

		87,967
Diversified Financial Services — 4.7%
Cboe Global Markets Inc.	460	54,496
Charles Schwab Corp. (The)	1,047	71,144
CME Group Inc.	1,564	331,771
Discover Financial Services	368	45,750
Interactive Brokers Group Inc., Class A	276	17,073
Intercontinental Exchange Inc.	2,668	319,707
Invesco Ltd.	1,014	24,721
Mastercard Inc., Class A	5,746	2,217,611
Nasdaq Inc.	506	94,485
SEI Investments Co.	552	33,562
Visa Inc., Class A	11,772	2,900,503
Western Union Co. (The)	1,794	41,639

		6,152,462
Electronics — 0.5%
Agilent Technologies Inc.	734	112,471
Allegion PLC	281	38,385
Coherent Inc.(a)	92	22,627
Flex Ltd.(a)	2,667	47,926
Garmin Ltd.	415	65,238
Keysight Technologies Inc.(a)	966	158,955
Mettler-Toledo International Inc.(a)	45	66,317
National Instruments Corp.	874	38,552
SYNNEX Corp.	184	21,995
Trimble Inc.(a)	1,196	102,258

		674,724
Energy - Alternate Sources — 0.2%
Enphase Energy Inc.(a)	650	123,240
SolarEdge Technologies Inc.(a)	245	63,573
Sunrun Inc.(a)(b)	956	50,639

		237,452
Health Care - Products — 0.2%
10X Genomics Inc., Class A(a)	358	65,596
Align Technology Inc.(a)	286	198,999

		264,595
Health Care - Services — 0.3%
Charles River Laboratories International Inc.(a)	268	109,055
IQVIA Holdings Inc.(a)	506	125,336
Teladoc Health Inc.(a)	753	111,783

		346,174
Insurance — 0.3%
Aon PLC, Class A	599	155,758
Marsh & McLennan Companies Inc.	1,242	182,847
Willis Towers Watson PLC	409	84,287

		422,892
Internet — 26.6%
Alphabet Inc., Class A(a)	2,523	6,798,299
Alphabet Inc., Class C, NVS(a)	2,425	6,558,218

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet (continued)
Amazon.com Inc.(a)	2,318	$7,713,354
Anaplan Inc.(a)	1,237	70,756
Booking Holdings Inc.(a)	188	409,513
CDW Corp./DE	1,012	185,550
eBay Inc.	4,894	333,820
Etsy Inc.(a)	801	146,992
Expedia Group Inc.(a)	598	96,200
F5 Networks Inc.(a)	598	123,493
Facebook Inc., Class A(a)	22,204	7,911,285
FireEye Inc.(a)	1,426	28,805
GoDaddy Inc., Class A(a)	1,058	88,713
IAC/InterActiveCorp.(a)	495	67,959
Just Eat Takeaway.com NV SP ADR(a)(b)	1,387	24,425
Match Group Inc.(a)	1,415	225,367
MercadoLibre Inc.(a)	261	409,431
Netflix Inc.(a)	1,136	587,960
NortonLifeLock Inc.	4,552	112,981
Okta Inc.(a)	1,287	318,906
Palo Alto Networks Inc.(a)	920	367,126
Pinterest Inc., Class A(a)	2,549	150,136
Proofpoint Inc.(a)	506	88,378
Q2 Holdings Inc.(a)	458	47,316
Roku Inc.(a)	615	263,411
Snap Inc., Class A, NVS(a)	7,824	582,262
Twitter Inc.(a)	5,291	369,047
Uber Technologies Inc.(a)	7,853	341,291
VeriSign Inc.(a)	824	178,289
Vimeo Inc.(a)	797	35,706
Zendesk Inc.(a)	782	102,074
Zillow Group Inc., Class C, NVS(a)	644	68,431

		34,805,494

Leisure Time — 0.1%
Peloton Interactive Inc., Class A(a)	1,231	145,319

Machinery — 0.1%
Cognex Corp.	920	83,177
Rockwell Automation Inc.	184	56,565

		139,742

Manufacturing — 0.0%
Axon Enterprise Inc.(a)	383	71,246

Media — 0.1%
FactSet Research Systems Inc.	230	82,174

Office & Business Equipment — 0.2%
Zebra Technologies Corp., Class A(a)	368	203,313

Pharmaceuticals — 0.1%
Zoetis Inc.	367	74,391

Private Equity — 0.1%
Blackstone Group Inc. (The), NVS	856	98,671

Real Estate — 0.1%
CBRE Group Inc., Class A(a)	961	92,698
Jones Lang LaSalle Inc.(a)	184	40,953

		133,651

Real Estate Investment Trusts — 0.2%
Digital Realty Trust Inc.	871	134,273
Equinix Inc.	160	131,266

Security	Shares	Value

Real Estate Investment Trusts (continued)
Iron Mountain Inc.	1,242	$54,350

		319,889

Retail — 0.1%
Best Buy Co. Inc.	644	72,353
Carvana Co., Class A(a)	311	104,981

		177,334

Semiconductors — 10.4%
Advanced Micro Devices Inc.(a)	9,448	1,003,283
Analog Devices Inc.	1,702	284,949
Applied Materials Inc.	3,965	554,822
Broadcom Inc.	2,341	1,136,321
Cree Inc.(a)	782	72,538
Intel Corp.	19,501	1,047,594
KLA Corp.	782	272,261
Lam Research Corp.	652	415,591
Lattice Semiconductor Corp.(a)	1,122	63,673
Marvell Technology Inc.	6,670	403,602
Maxim Integrated Products Inc.	1,886	188,430
Microchip Technology Inc.	1,472	210,673
Micron Technology Inc.(a)	7,046	546,629
Monolithic Power Systems Inc.	276	123,996
NVIDIA Corp.	23,487	4,579,730
ON Semiconductor Corp.(a)	2,483	96,986
Qorvo Inc.(a)	693	131,386
QUALCOMM Inc.	6,177	925,315
Silicon Laboratories Inc.(a)	322	47,975
Skyworks Solutions Inc.	1,017	187,647
Teradyne Inc.	1,053	133,731
Texas Instruments Inc.	4,512	860,077
Xilinx Inc.	1,932	289,491

		13,576,700

Software — 31.2%
ACI Worldwide Inc.(a)	920	31,556
Activision Blizzard Inc.	3,266	273,103
Adobe Inc.(a)	4,560	2,834,633
Akamai Technologies Inc.(a)	1,380	165,490
Alteryx Inc., Class A(a)	691	53,483
ANSYS Inc.(a)	644	237,288
Appian Corp.(a)	544	63,338
Aspen Technology Inc.(a)	460	67,280
Autodesk Inc.(a)	1,929	619,460
Black Knight Inc.(a)	644	53,330
Blackbaud Inc.(a)	414	29,531
Blackline Inc.(a)	736	84,191
Box Inc., Class A(a)	1,242	29,709
Broadridge Financial Solutions Inc.	644	111,728
Cadence Design Systems Inc.(a)	2,254	332,803
CDK Global Inc.	874	41,943
Ceridian HCM Holding Inc.(a)	1,287	126,641
Cerner Corp.	1,334	107,240
Citrix Systems Inc.	1,288	129,766
Cloudera Inc.(a)	1,058	16,790
Cloudflare Inc., Class A(a)	1,747	207,247
Cognyte Software Ltd.(a)	552	14,335
CommVault Systems Inc.(a)	414	31,294
Cornerstone OnDemand Inc.(a)	552	26,463
Coupa Software Inc.(a)	736	159,712
Datadog Inc., Class A(a)	1,859	205,791
DocuSign Inc., Class A(a)	1,796	535,280

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Dropbox Inc., Class A(a)	2,757	$86,818
Dynatrace Inc.(a)	2,078	132,722
Elastic NV(a)	598	88,540
Electronic Arts Inc.	1,702	245,020
Everbridge Inc.(a)	415	58,606
Fair Isaac Corp.(a)	230	120,499
Fastly Inc., Class A(a)(b)	679	32,639
Fidelity National Information Services Inc.	3,360	500,808
Fiserv Inc.(a)	3,990	459,289
Five9 Inc.(a)	688	138,487
Guidewire Software Inc.(a)	598	68,890
HubSpot Inc.(a)	463	275,957
Intuit Inc.	1,840	975,145
j2 Global Inc.(a)	322	45,489
Jack Henry & Associates Inc.	552	96,098
Manhattan Associates Inc.(a)	598	95,459
Microsoft Corp.	73,265	20,873,931
MongoDB Inc., Class A(a)	458	164,385
MSCI Inc., Class A	552	328,970
New Relic Inc.(a)	414	28,599
Nuance Communications Inc.(a)	2,458	134,944
Nutanix Inc., Class A(a)	2,068	74,489
Oracle Corp.	19,763	1,722,148
Paychex Inc.	2,114	240,615
Paycom Software Inc.(a)	414	165,600
Pegasystems Inc.	368	46,971
PTC Inc.(a)	1,104	149,537
RingCentral Inc., Class A(a)	640	171,053
Roper Technologies Inc.	137	67,314
SailPoint Technologies Holdings Inc.(a)	1,137	56,839
salesforce.com Inc.(a)	9,703	2,347,447
ServiceNow Inc.(a)	2,028	1,192,241
Smartsheet Inc., Class A(a)	1,384	100,409
Splunk Inc.(a)	1,707	242,360
SS&C Technologies Holdings Inc.	1,196	93,754
Synopsys Inc.(a)	1,288	370,931
Take-Two Interactive Software Inc.(a)	553	95,901
Twilio Inc., Class A(a)	1,285	480,063
Tyler Technologies Inc.(a)	276	135,969
Veeva Systems Inc., Class A(a)	1,231	409,566
Verint Systems Inc.(a)	552	23,554
VMware Inc., Class A(a)	736	113,153
Workday Inc., Class A(a)	1,750	410,200

Security	Shares	Value

Software (continued)
Zoom Video Communications Inc., Class A(a)	1,156	$437,084
Zynga Inc., Class A(a)	5,014	50,641

		40,738,559

Telecommunications — 2.0%
Arista Networks Inc.(a)	552	209,975
Ciena Corp.(a)	1,104	64,187
Cisco Systems Inc.	36,782	2,036,619
CommScope Holding Co. Inc.(a)	736	15,574
Juniper Networks Inc.	3,266	91,905
Motorola Solutions Inc.	736	164,805

		2,583,065

Transportation — 0.1%
Expeditors International of Washington Inc.	598	76,694
FedEx Corp.	418	117,019

		193,713

Total Common Stocks — 99.3% (Cost: $92,822,239)		129,803,895

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	105,415	105,468
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	890,000	890,000

		995,468

Total Short-Term Investments — 0.8% (Cost: $995,468)		995,468

Total Investments in Securities — 100.1% (Cost: $93,817,707)		130,799,363

Other Assets, Less Liabilities — (0.1)%		(102,949)

Net Assets — 100.0%		$130,696,414

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	iShares® Evolved U.S. Technology ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$78,048	$27,584	(a)	$—	$(30)	$(134)	$105,468	105,415	$780	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	480,000	410,000	(a)	—	—	—	890,000	890,000	718		—

					$(30)	$(134)	$995,468		$1,498		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$129,803,895	$—	$—	$129,803,895
Money Market Funds	995,468	—	—	995,468

	$130,799,363	$—	$—	$130,799,363

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Statements of Assets and Liabilities

July 31, 2021

	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$14,779,213	$22,411,048	$6,152,652	$33,640,209
Affiliated(c)	155,208	373,573	64,412	1,181,635
Cash	1,196	8,923	8,179	9,332
Receivables:
Securities lending income — Affiliated	17	29	1	20
Dividends	15,336	10,491	8,321	24,329

Total assets	14,950,970	22,804,064	6,233,565	34,855,525

LIABILITIES
Collateral on securities loaned, at value	15,200	168,334	4,421	175,401
Payables:
Investment advisory fees	2,263	3,473	948	5,479

Total liabilities	17,463	171,807	5,369	180,880

NET ASSETS	$14,933,507	$22,632,257	$6,228,196	$34,674,645

NET ASSETS CONSIST OF:
Paid-in capital	$13,674,894	$17,371,841	$4,938,160	$27,217,245
Accumulated earnings	1,258,613	5,260,416	1,290,036	7,457,400

NET ASSETS	$14,933,507	$22,632,257	$6,228,196	$34,674,645

Shares outstanding	450,000	500,000	200,000	800,000

Net asset value	$33.19	$45.26	$31.14	$43.34

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$14,747	$159,221	$4,363	$171,681
(b) Investments, at cost — Unaffiliated	$13,479,153	$17,134,049	$4,846,734	$26,268,857
(c) Investments, at cost — Affiliated	$155,204	$373,570	$64,412	$1,181,633

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2021

	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$38,744,588	$18,571,729	$129,803,895
Affiliated(c)	962,601	1,042,521	995,468
Cash	6,252	2,283	6,890
Receivables:
Securities lending income — Affiliated	238	50	65
Dividends	62,289	3,991	15,150

Total assets	39,775,968	19,620,574	130,821,468

LIABILITIES
Collateral on securities loaned, at value	370,949	924,699	105,489
Payables:
Investment advisory fees	5,949	2,893	19,565

Total liabilities	376,898	927,592	125,054

NET ASSETS	$39,399,070	$18,692,982	$130,696,414

NET ASSETS CONSIST OF:
Paid-in capital	$32,073,865	$16,461,827	$93,424,901
Accumulated earnings	7,325,205	2,231,155	37,271,513

NET ASSETS	$39,399,070	$18,692,982	$130,696,414

Shares outstanding	1,100,000	500,000	2,300,000

Net asset value	$35.82	$37.39	$56.82

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$352,986	$907,089	$102,132
(b) Investments, at cost — Unaffiliated	$31,896,723	$16,365,908	$92,822,239
(c) Investments, at cost — Affiliated	$962,507	$1,042,510	$995,468

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended July 31, 2021

	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$420,457	$226,777	$121,209	$235,460
Dividends — Affiliated	62	83	21	77
Securities lending income — Affiliated — net	929	319	31	288
Foreign taxes withheld	(24)	—	(39)	—

Total investment income	421,424	227,179	121,222	235,825

EXPENSES
Investment advisory fees	29,535	39,434	9,564	40,945
Miscellaneous	173	—	173	173

Total expenses	29,708	39,434	9,737	41,118

Net investment income	391,716	187,745	111,485	194,707

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(30,906)	33,289	3,096	60,564
Investments — Affiliated	53	(54)	(6)	(80)
In-kind redemptions — Unaffiliated	1,854,156	1,759,604	—	940,657

Net realized gain	1,823,303	1,792,839	3,090	1,001,141

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	480,559	3,689,063	2,107,872	5,124,439
Investments — Affiliated	(141)	(7)	1	(5)

Net change in unrealized appreciation (depreciation)	480,418	3,689,056	2,107,873	5,124,434

Net realized and unrealized gain	2,303,721	5,481,895	2,110,963	6,125,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,695,437	$5,669,640	$2,222,448	$6,320,282

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended July 31, 2021

	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$483,208	$131,508	$616,494
Dividends — Affiliated	286	62	718
Securities lending income — Affiliated — net	9,138	1,865	780

Total investment income	492,632	133,435	617,992

EXPENSES
Investment advisory fees	57,197	28,233	180,519
Miscellaneous	—	173	173

Total expenses	57,197	28,406	180,692

Net investment income	435,435	105,029	437,300

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	786,198	18,868	330,600
Investments — Affiliated	(433)	(290)	(30)
In-kind redemptions — Unaffiliated	—	2,178,379	9,771,414

Net realized gain	785,765	2,196,957	10,101,984

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	5,285,778	1,724,111	22,445,758
Investments — Affiliated	(56)	46	(134)

Net change in unrealized appreciation (depreciation)	5,285,722	1,724,157	22,445,624

Net realized and unrealized gain	6,071,487	3,921,114	32,547,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,506,922	$4,026,143	$32,984,908

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	iShares Evolved U.S. Consumer Staples ETF		iShares Evolved U.S. Discretionary Spending ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$391,716	$215,991	$187,745	$118,424
Net realized gain (loss)	1,823,303	(51,010)	1,792,839	984,996
Net change in unrealized appreciation (depreciation)	480,418	392,718	3,689,056	673,483

Net increase in net assets resulting from operations	2,695,437	557,699	5,669,640	1,776,903

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(377,726)	(191,747)	(182,616)	(168,954)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,756,445	5,356,261	5,164,697	4,477,589

NET ASSETS
Total increase in net assets	5,074,156	5,722,213	10,651,721	6,085,538
Beginning of year	9,859,351	4,137,138	11,980,536	5,894,998

End of year	$14,933,507	$9,859,351	$22,632,257	$11,980,536

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Evolved U.S. Financials ETF		iShares Evolved U.S. Healthcare Staples ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$111,485	$112,874	$194,707	$109,061
Net realized gain	3,090	13,409	1,001,141	193,592
Net change in unrealized appreciation (depreciation)	2,107,873	(870,282)	5,124,434	1,465,764

Net increase (decrease) in net assets resulting from operations	2,222,448	(743,999)	6,320,282	1,768,417

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(109,149)	(112,279)	(166,995)	(158,642)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—	13,514,706	6,032,352

NET ASSETS
Total increase (decrease) in net assets	2,113,299	(856,278)	19,667,993	7,642,127
Beginning of year	4,114,897	4,971,175	15,006,652	7,364,525

End of year	$6,228,196	$4,114,897	$34,674,645	$15,006,652

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	iShares Evolved U.S. Innovative Healthcare ETF		iShares Evolved U.S. Media and Entertainment ETF

	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$435,435	$133,694	$105,029	$52,205
Net realized gain	785,765	124,561	2,196,957	219,688
Net change in unrealized appreciation (depreciation)	5,285,722	1,615,490	1,724,157	(45,197)

Net increase in net assets resulting from operations	6,506,922	1,873,745	4,026,143	226,696

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(885,686)	(200,327)	(103,291)	(251,996)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,756,828	14,398,781	5,551,639	2,187,965

NET ASSETS
Total increase in net assets	18,378,064	16,072,199	9,474,491	2,162,665
Beginning of year	21,021,006	4,948,807	9,218,491	7,055,826

End of year	$39,399,070	$21,021,006	$18,692,982	$9,218,491

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Evolved U.S. Technology ETF

	Year Ended 07/31/21	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$437,300	$212,589
Net realized gain (loss)	10,101,984	(30,363)
Net change in unrealized appreciation (depreciation)	22,445,624	13,160,019

Net increase in net assets resulting from operations	32,984,908	13,342,245

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(431,621)	(220,597)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	18,787,708	49,763,348

NET ASSETS
Total increase in net assets	51,340,995	62,884,996
Beginning of year	79,355,419	16,470,423

End of year	$130,696,414	$79,355,419

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	iShares Evolved U.S. Consumer Staples ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$28.17	$27.58	$25.03	$24.62

Net investment income(b)	0.74	0.70	0.66	0.31	(c)
Net realized and unrealized gain(d)	5.03	0.51	2.80	0.26

Net increase from investment operations	5.77	1.21	3.46	0.57

Distributions(e)
From net investment income	(0.75)	(0.62)	(0.85)		(0.16)
From net realized gain	—	—	(0.06)	—

Total distributions	(0.75)	(0.62)	(0.91)		(0.16)

Net asset value, end of period	$33.19	$28.17	$27.58	$25.03

Total Return
Based on net asset value	20.76%	4.56%	14.23%	2.34	%(f)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18	%(g)

Net investment income	2.39%	2.58%	2.59%	3.58	%(c)(g)

Supplemental Data
Net assets, end of period (000)	$14,934	$9,859	$4,137	$3,755

Portfolio turnover rate(h)	5%	13%	9%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes a special distribution from Dr Pepper Snapple Group Inc. Excluding such special distribution, the net investment income would have been $0.21 per share and 2.39% of average net assets.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Discretionary Spending ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$34.23	$29.47	$26.84	$24.95

Net investment income(b)	0.35	0.35	0.39	0.12
Net realized and unrealized gain(c)	11.01	4.90	2.70	1.86

Net increase from investment operations	11.36	5.25	3.09	1.98

Distributions(d)
From net investment income	(0.33)	(0.33)	(0.41)		(0.09)
From net realized gain	—	(0.16)	(0.05)	—

Total distributions	(0.33)	(0.49)	(0.46)		(0.09)

Net asset value, end of period	$45.26	$34.23	$29.47	$26.84

Total Return
Based on net asset value	33.32%	18.11%	11.73%	7.96	%(e)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18	%(f)

Net investment income	0.86%	1.16%	1.42%	1.25	%(f)

Supplemental Data
Net assets, end of period (000)	$22,632	$11,981	$5,895	$5,369

Portfolio turnover rate(g)	4%	10%	11%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Financials ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$20.57	$24.86	$24.59	$24.98

Net investment income(b)	0.56	0.56	0.50	0.15
Net realized and unrealized gain (loss)(c)	10.56	(4.29)	0.27		(0.43)

Net increase (decrease) from investment operations	11.12	(3.73)	0.77		(0.28)

Distributions(d)
From net investment income	(0.55)	(0.56)	(0.50)		(0.11)

Total distributions	(0.55)	(0.56)	(0.50)		(0.11)

Net asset value, end of period	$31.14	$20.57	$24.86	$24.59

Total Return
Based on net asset value	54.68%	(15.10)%	3.35%	(1.11	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.18%	0.19%	0.18%	0.18	%(g)

Net investment income	2.10%	2.47%	2.15%	1.65	%(g)

Supplemental Data
Net assets, end of period (000)	$6,228	$4,115	$4,971	$4,919

Portfolio turnover rate(h)	2%	8%	10%	13	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -1.40%.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Healthcare Staples ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$33.35	$29.46	$27.48	$24.86

Net investment income(b)	0.33	0.31	0.27	0.08
Net realized and unrealized gain(c)	9.96	4.07	2.11	2.60

Net increase from investment operations	10.29	4.38	2.38	2.68

Distributions(d)
From net investment income	(0.30)	(0.25)	(0.28)		(0.06)
From net realized gain	—	(0.24)	(0.12)	—

Total distributions	(0.30)	(0.49)	(0.40)		(0.06)

Net asset value, end of period	$43.34	$33.35	$29.46	$27.48

Total Return
Based on net asset value	31.06%	15.04%	8.77%	10.77	%(e)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18	%(f)

Net investment income	0.86%	1.02%	0.95%	0.87	%(f)

Supplemental Data
Net assets, end of period (000)	$34,675	$15,007	$7,365	$5,495

Portfolio turnover rate(g)	2%	12%	12%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Innovative Healthcare ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$30.03	$24.74	$26.03	$24.97

Net investment income(b)	0.45	0.43	0.37	0.11
Net realized and unrealized gain (loss)(c)	6.29	5.72	(1.15)	1.04

Net increase (decrease) from investment operations	6.74	6.15	(0.78)	1.15

Distributions(d)
From net investment income	(0.39)	(0.38)	(0.36)		(0.09)
From net realized gain	(0.56)	(0.48)	(0.15)	—

Total distributions	(0.95)	(0.86)	(0.51)		(0.09)

Net asset value, end of period	$35.82	$30.03	$24.74	$26.03

Total Return
Based on net asset value	22.81%	25.31%	(3.04)%	4.62	%(e)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18	%(f)

Net investment income	1.37%	1.53%	1.45%	1.25	%(f)

Supplemental Data
Net assets, end of period (000)	$39,399	$21,021	$4,949	$5,206

Portfolio turnover rate(g)	6%	24%	8%	3	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Media and Entertainment ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$26.34	$28.22	$26.38	$25.05

Net investment income(b)	0.23	0.20	0.26	0.10
Net realized and unrealized gain (loss)(c)	11.05	(0.86)	1.97	1.29

Net increase (decrease) from investment operations	11.28	(0.66)	2.23	1.39

Distributions(d)
From net investment income	(0.23)	(0.21)	(0.26)		(0.06)
From net realized gain	—	(1.01)	(0.13)	—

Total distributions	(0.23)	(1.22)	(0.39)		(0.06)

Net asset value, end of period	$37.39	$26.34	$28.22	$26.38

Total Return
Based on net asset value	43.02%	(2.33)%	8.64%	5.54	%(e)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18	%(f)

Net investment income	0.67%	0.79%	0.99%	1.04	%(f)

Supplemental Data
Net assets, end of period (000)	$18,693	$9,218	$7,056	$5,277

Portfolio turnover rate(g)	4%	16%	10%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Evolved U.S. Technology ETF

				Period From
	Year Ended	Year Ended	Year Ended	03/21/18	(a)
	07/31/21	07/31/20	07/31/19	to 07/31/18

Net asset value, beginning of period	$40.70	$29.95	$26.33	$24.89

Net investment income(b)	0.21	0.24	0.23	0.06
Net realized and unrealized gain(c)	16.12	10.80	3.73	1.43

Net increase from investment operations	16.33	11.04	3.96	1.49

Distributions(d)
From net investment income	(0.21)	(0.24)	(0.27)		(0.05)
From net realized gain	—	(0.05)	(0.07)	—

Total distributions	(0.21)	(0.29)	(0.34)		(0.05)

Net asset value, end of period	$56.82	$40.70	$29.95	$26.33

Total Return
Based on net asset value	40.24%	37.15%	15.27%	6.00	%(e)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18	%(f)

Net investment income	0.44%	0.72%	0.85%	0.70	%(f)

Supplemental Data
Net assets, end of period (000)	$130,696	$79,355	$16,470	$5,266

Portfolio turnover rate(g)	6%	5%	7%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Evolved U.S. Consumer Staples	Non-diversified
Evolved U.S. Discretionary Spending	Non-diversified
Evolved U.S. Financials(a)	Diversified
Evolved U.S. Healthcare Staples	Non-diversified
Evolved U.S. Innovative Healthcare	Non-diversified
Evolved U.S. Media and Entertainment	Non-diversified
Evolved U.S. Technology	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2021, if any, are disclosed in the statements of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statements of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Evolved U.S. Consumer Staples
Citigroup Global Markets Inc.	$4,918	$4,918		$—	$—
JPMorgan Securities LLC	9,829	9,829		—	—

	$14,747	$14,747		$—	$—

Evolved U.S. Discretionary Spending
Citigroup Global Markets Inc.	$14,515	$14,515		$—	$—
Morgan Stanley & Co. LLC	52,667	52,667		—	—
Scotia Capital (USA) Inc.	91,798	91,798		—	—
TD Prime Services LLC	241	241		—	—

	$159,221	$159,221		$—	$—

Evolved U.S. Financials
Morgan Stanley & Co. LLC	$4,363	$4,363		$—	$—

Evolved U.S. Healthcare Staples
Barclays Capital Inc.	$11,055	$11,055		$—	$—
Virtu Americas LLC	160,626	160,626		—	—

	$171,681	$171,681		$—	$—

Evolved U.S. Innovative Healthcare
Barclays Capital Inc.	$115,058	$115,058		$—	$—
Citigroup Global Markets Inc.	57,628	57,628		—	—
Credit Suisse Securities (USA) LLC	276	276		—	—
Jefferies LLC	2,928	2,928		—	—
Morgan Stanley & Co. LLC	140,232	140,232		—	—
TD Prime Services LLC	20,659	20,659		—	—
UBS AG	16,205	16,205		—	—

	$352,986	$352,986		$—	$—

Evolved U.S. Media and Entertainment
Citigroup Global Markets Inc.	$701,651	$701,651		$—	$—
Morgan Stanley & Co. LLC	111,804	111,804		—	—
Scotia Capital (USA) Inc.	50,862	50,862		—	—
UBS AG	31,214	31,214		—	—
Virtu Americas LLC	11,558	11,558		—	—

	$907,089	$907,089		$—	$—

Evolved U.S. Technology
Citigroup Global Markets Inc.	$22,189	$22,189		$—	$—
Morgan Stanley & Co. LLC	48,997	48,997		—	—
Nomura Securities International Inc.	19,228	19,228		—	—
Scotia Capital (USA) Inc.	11,718	11,718		—	—

	$102,132	$102,132		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

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Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Evolved U.S. Consumer Staples	0.18%
Evolved U.S. Discretionary Spending	0.18
Evolved U.S. Financials	0.18
Evolved U.S. Healthcare Staples	0.18
Evolved U.S. Innovative Healthcare	0.18
Evolved U.S. Media and Entertainment	0.18
Evolved U.S. Technology	0.18

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statements of operations. For the year ended July 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Evolved U.S. Consumer Staples	$324
Evolved U.S. Discretionary Spending	134
Evolved U.S. Financials	13
Evolved U.S. Healthcare Staples	123
Evolved U.S. Innovative Healthcare	3,285
Evolved U.S. Media and Entertainment	716
Evolved U.S. Technology	334

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

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Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Evolved U.S. Consumer Staples	$491,271	$158,798	$(4,503)
Evolved U.S. Discretionary Spending	366,662	324,118	7,488
Evolved U.S. Healthcare Staples	108,881	155,657	4,771
Evolved U.S. Innovative Healthcare	1,355,588	60,352	3,031
Evolved U.S. Technology	2,260,211	881,077	(12,811)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statements of operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Evolved U.S. Consumer Staples	$825,768	$950,201
Evolved U.S. Discretionary Spending	850,942	974,194
Evolved U.S. Financials	110,309	144,959
Evolved U.S. Healthcare Staples	507,898	743,184
Evolved U.S. Innovative Healthcare	1,960,743	2,723,555
Evolved U.S. Media and Entertainment	627,997	626,079
Evolved U.S. Technology	6,353,868	6,548,632

For the year ended July 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Evolved U.S. Consumer Staples	$13,226,874	$10,408,904
Evolved U.S. Discretionary Spending	9,242,971	4,114,071
Evolved U.S. Healthcare Staples	14,929,351	2,077,590
Evolved U.S. Innovative Healthcare	12,603,225	—
Evolved U.S. Media and Entertainment	10,664,132	5,146,053
Evolved U.S. Technology	39,472,611	20,893,214

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2021, the following permanent differences attributable to certain deemed distributions, realized gains (losses) from in-kind redemptions and undistributed capital gains were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

Evolved U.S. Consumer Staples	$1,854,156	$(1,854,156)
Evolved U.S. Discretionary Spending	1,759,581	(1,759,581)
Evolved U.S. Healthcare Staples	944,599	(944,599)
Evolved U.S. Media and Entertainment	2,184,520	(2,184,520)
Evolved U.S. Technology	9,804,410	(9,804,410)

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Notes to Financial Statements  (continued)

The tax character of distributions was as follows:

iShares ETF	Year Ended 07/31/21	Year Ended 07/31/20

Evolved U.S. Consumer Staples
Ordinary income	$377,726	$191,747

Evolved U.S. Discretionary Spending
Ordinary income	$182,616	$128,050
Long-term capital gains	—	40,904

	$182,616	$168,954

Evolved U.S. Financials
Ordinary income	$109,149	$112,279

Evolved U.S. Healthcare Staples(a)
Ordinary income	$168,715	$157,162
Long-term capital gains(b)	2,462	1,480

	$171,177	$158,642

Evolved U.S. Innovative Healthcare
Ordinary income	$706,851	$132,150
Long-term capital gains(b)	178,835	68,177

	$885,686	$200,327

Evolved U.S. Media and Entertainment(a)
Ordinary income	$106,942	$235,056
Long-term capital gains	—	16,940

	$106,942	$251,996

Evolved U.S. Technology(a)
Ordinary income	$464,897	$207,812
Long-term capital gains	—	12,785

	$464,897	$220,597

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Fund designates these amounts paid during the fiscal year ended July 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of July 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Evolved U.S. Consumer Staples	$50,993	$—	$(89,251)	$1,296,871		$1,258,613
Evolved U.S. Discretionary Spending	8,943	—	(25,529)	5,277,002		5,260,416
Evolved U.S. Financials	13,839	—	(21,832)	1,298,029		1,290,036
Evolved U.S. Healthcare Staples	66,702	20,772	—	7,369,926		7,457,400
Evolved U.S. Innovative Healthcare	333,060	173,339	—	6,818,806		7,325,205
Evolved U.S. Media and Entertainment	26,051	—	—	2,205,104		2,231,155
Evolved U.S. Technology	291,541	—	—	36,979,972		37,271,513

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and characterization of corporate actions.

For the year ended July 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Evolved U.S. Financials	$3,644
Evolved U.S. Healthcare Staples	20,446
Evolved U.S. Technology	32,554

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Notes to Financial Statements  (continued)

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Evolved U.S. Consumer Staples	$13,637,550	$1,459,721	$(162,850)	$1,296,871
Evolved U.S. Discretionary Spending	17,507,619	5,474,437	(197,435)	5,277,002
Evolved U.S. Financials	4,919,035	1,463,651	(165,622)	1,298,029
Evolved U.S. Healthcare Staples	27,451,918	7,523,817	(153,891)	7,369,926
Evolved U.S. Innovative Healthcare	32,888,383	8,741,455	(1,922,649)	6,818,806
Evolved U.S. Media and Entertainment	17,409,146	2,797,003	(591,899)	2,205,104
Evolved U.S. Technology	93,819,391	37,288,524	(308,552)	36,979,972

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statements of assets and liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/21		Year Ended 07/31/20

iShares ETF	Shares	Amount	Shares	Amount

Evolved U.S. Consumer Staples
Shares sold	450,000	$13,332,379	200,000	$5,356,261
Shares redeemed	(350,000)	(10,575,934)	—	—

Net increase	100,000	$2,756,445	200,000	$5,356,261

Evolved U.S. Discretionary Spending
Shares sold	250,000	$9,369,893	300,000	$8,824,906
Shares redeemed	(100,000)	(4,205,196)	(150,000)	(4,347,317)

Net increase	150,000	$5,164,697	150,000	$4,477,589

Evolved U.S. Healthcare Staples
Shares sold	400,000	$15,662,808	250,000	$7,330,427
Shares redeemed	(50,000)	(2,148,102)	(50,000)	(1,298,075)

Net increase	350,000	$13,514,706	200,000	$6,032,352

Evolved U.S. Innovative Healthcare
Shares sold	400,000	$12,756,828	500,000	$14,398,781

Evolved U.S. Media and Entertainment
Shares sold	300,000	$10,739,995	150,000	$3,548,987
Shares redeemed	(150,000)	(5,188,356)	(50,000)	(1,361,022)

Net increase	150,000	$5,551,639	100,000	$2,187,965

Evolved U.S. Technology
Shares sold	800,000	$39,917,886	1,400,000	$49,763,348
Shares redeemed	(450,000)	(21,130,178)	—	—

Net increase	350,000	$18,787,708	1,400,000	$49,763,348

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statements of assets and liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Evolved U.S. Consumer Staples ETF,

iShares Evolved U.S. Discretionary Spending ETF, iShares Evolved U.S. Financials ETF,

iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF,

iShares Evolved U.S. Media and Entertainment ETF and iShares Evolved U.S. Technology ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Discretionary Spending ETF, iShares Evolved U.S. Financials ETF, iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF, iShares Evolved U.S. Media and Entertainment ETF and iShares Evolved U.S. Technology ETF (seven of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	67

Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Evolved U.S. Consumer Staples	100.00%
Evolved U.S. Discretionary Spending	100.00%
Evolved U.S. Financials	100.00%
Evolved U.S. Healthcare Staples	100.00%
Evolved U.S. Innovative Healthcare	57.54%
Evolved U.S. Media and Entertainment	100.00%
Evolved U.S. Technology	78.10%

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Dividend Income

Evolved U.S. Consumer Staples	$413,153
Evolved U.S. Discretionary Spending	227,134
Evolved U.S. Financials	119,303
Evolved U.S. Healthcare Staples	243,745
Evolved U.S. Innovative Healthcare	534,249
Evolved U.S. Media and Entertainment	129,371
Evolved U.S. Technology	601,365

The following amount(s), or maximum amount(s) allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Business Income

Evolved U.S. Consumer Staples	$1,088
Evolved U.S. Financials	202
Evolved U.S. Healthcare Staples	2,110
Evolved U.S. Media and Entertainment	625
Evolved U.S. Technology	1,607

The Fund hereby designates the following amount(s), or maximum amount(s) allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2021:

iShares ETF	Qualified Short-Term Capital Gain

Evolved U.S. Innovative Healthcare	$323,396

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Evolved U.S. Consumer Staples ETF, iShares Evolved U.S. Discretionary Spending ETF, iShares Evolved U.S. Financials ETF, iShares Evolved U.S. Healthcare Staples ETF, iShares Evolved U.S. Innovative Healthcare ETF, iShares Evolved U.S. Media And Entertainment ETF, iShares Evolved U.S. Technology ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	69

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Evolved U.S. Consumer Staples(a)	$0.745288	$—	$0.000898	$0.746186	100%	—%	0	%(b)	100%
Evolved U.S. Discretionary Spending(a)	0.328626	—	0.001079	0.329705	100	—	0	(b)	100
Evolved U.S. Financials(a)	0.543626	—	0.002121	0.545747	100	—	0	(b)	100
Evolved U.S. Healthcare Staples(a)	0.299033	—	0.003608	0.302641	99	—	1		100
Evolved U.S. Innovative Healthcare	0.388554	0.558035	—	0.946589	41	59	—		100
Evolved U.S. Media and Entertainment(a)	0.229960	—	0.001559	0.231519	99	—	1		100
Evolved U.S. Technology(a)	0.208075	—	0.000533	0.208608	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	71

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 381 funds as of July 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (60)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	73

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	75

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iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-715-0721

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the seven series of the registrant for which the fiscal year-end is July 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $88,900 for the fiscal year ended July 31, 2020 and $102,800 for the fiscal year ended July 31, 2021.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2020 and July 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $26,467 for the fiscal year ended July 31, 2020 and $67,900 for the fiscal year ended July 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2020 and July 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $26,467 for the fiscal year ended July 31, 2020 and $67,900 for the fiscal year ended July 31, 2021.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 01, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: October 01, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 01, 2021